                                                                     Exhibit 4.9

EXECUTION COPY

================================================================================


                              AMENDED AND RESTATED

                         CLASS C NOTE PURCHASE AGREEMENT

                          Dated as of December 31, 2001

                                      among

                   FIRST CONSUMERS CREDIT CORPORATION, Seller,

                 FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST,
                                     Issuer,

                         FIRST CONSUMERS NATIONAL BANK,
                                    Servicer,

                     THE CLASS C PURCHASERS PARTIES HERETO,

                                       and

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                              Administrative Agent

                              ____________________

                                   Relating to
                  First Consumers Credit Card Master Note Trust
             Class C Series 2001-A Floating Rate Asset Backed Notes

                              ____________________


================================================================================

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

         AMENDED AND RESTATED CLASS C NOTE PURCHASE AGREEMENT, dated as of December 31, 2001, by and among FIRST CONSUMERS CREDIT CORPORATION, a Delaware corporation, as Seller (as defined in the Indenture referred to below), FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST, an Illinois trust (together with its successors and assigns, the "Issuer"), FIRST CONSUMERS NATIONAL BANK, a national
                             ------
banking association ("FCNB"), as Servicer (as defined in the Indenture referred
                      ----
to below), the CLASS C PURCHASERS (as hereinafter defined) from time to time parties hereto, and DEUTSCHE BANK AG, a German banking corporation acting through its New York Branch ("DBNY"), as administrative agent for the Class C
                              ----
Purchasers (together with its successors in such capacity, the "Administrative
                                                                --------------
Agent").
-----
                              W I T N E S S E T H:

         WHEREAS, the Issuer, FCNB, as seller and servicer, the Class C Purchasers, and DBNY, as administrative agent, entered into a Class C Note Purchase Agreement, dated as of March 1, 2001 (the "Existing Purchase
                                                    -----------------
Agreement");
---------

         WHEREAS, the Issuer, the Seller, the Servicer and the Indenture Trustee (as defined below) are parties to a certain Transfer and Servicing Agreement, dated as of March 1, 2001, as amended and restated as of the date hereof (as the same may from time to time be further amended or otherwise modified, the "Transfer and Servicing Agreement"), pursuant to which, among other things, the
 --------------------------------
Seller has assigned, transferred and conveyed its right, title and interest in, to and under the Collateral Certificate (as defined therein) to the Issuer, and, upon termination of the First Consumers Master Trust, has agreed to assign, transfer and convey, its right, title and interest in, to and under certain Receivables (as defined therein) to the Issuer, and the Servicer has agreed to service such Receivables;

         WHEREAS, the Issuer and The Bank of New York, as trustee (together with its successors in such capacity, the "Indenture Trustee") are parties to a
                                      -----------------
certain Master Indenture, dated as of March 1, 2001, as amended and restated as of the date hereof (as the same may from time to time be amended or otherwise modified, the "Master Indenture");
               ----------------

         WHEREAS, the Issuer issued its Class C Series 2001-A Floating Rate Asset Backed Notes (the "Class C Notes") pursuant to the Master Indenture, as
                         -------------
supplemented by the Series 2001-A Indenture Supplement, dated as of March 1, 2001, as amended and restated as of the date hereof (as the same may from time to time be further amended or otherwise modified, the "Supplemental Indenture"
                                                       ----------------------
and the Master Indenture, as supplemented by the Supplemental Indenture, the "Indenture");
 ---------

         WHEREAS, the Issuer also issued its Class A Series 2001-A Floating Rate Asset Backed Notes (the "Class A Notes") and its Class B Series 2001-A Floating
                         -------------
Rate Asset Backed Notes (the "Class B Notes") pursuant to the Indenture, to
                              -------------
which Class A Notes and Class B Notes the Class C Notes are subordinate;

         WHEREAS, the Issuer established a cash collateral account (the "Spread
                                                                         ------
Account") with the Indenture Trustee pursuant to the terms of the Supplemental
-------
Indenture for the benefit of the Class C Purchasers;

         WHEREAS, the Class C Purchasers purchased the Class C Notes in the amount of the Class C Initial Note Principal Balance on the Closing Date on the terms and conditions provided for in the Existing Agreement; and

         WHEREAS, the parties hereto wish to amend and restate the Existing Purchase Agreement as set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree that the Existing Purchase Agreement is hereby amended and restated as follows:

                              ARTICLE 1 DEFINITIONS

                1.1 Definitions. All capitalized terms used herein as defined
                    -----------
terms and not defined herein shall have the meanings given to them in the Indenture or the Related Documents. Each capitalized term defined herein shall relate only to the Series 2001-A and to no other Series issued pursuant to the Indenture.

         "Adjusted Eurodollar Rate" shall mean, for any Interest Accrual Period
          ------------------------
or portion thereof, a rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) equivalent to the rate determined pursuant to the following formula:

         Adjusted Eurodollar Rate       =        LIBOR
                                            ----------
                                            1-LIBOR Reserve Percentage

on the first day of such Interest Accrual Period.

         "Adjusted Excess Spread" has the meaning specified in the definition of
          ----------------------
"Excess Spread Percentage" in this Section 1.1.

         "Administrative Agent" has the meaning specified in the preamble to
          --------------------
this Agreement.

         "Affected Party" shall mean, with respect to any CP Conduit, any
          --------------
Support Party of such CP Conduit.

         "Agreement" shall mean this Class C Note Purchase Agreement, as
          ---------
amended, supplemented or otherwise modified from time to time.

         "Alternative Rate" shall mean, for any Interest Accrual Period, an
          ----------------
interest rate per annum equal to 0.75% per annum above the Adjusted Eurodollar Rate for such Interest Accrual Period.

         "Applicable Percentage" shall have the meaning specified in the
          ---------------------
Supplemental Spread Account Letter.

         "Assignee" and "Assignment" have the respective meanings specified in
          --------       ----------
subsection 8.1(e) of this Agreement.

         "Cap Increase Event" shall mean:
          ------------------

                (a) the occurrence of any Series 2001-A Pay Out Event or the occurrence of an event which would be a Series 2001-A Pay Out Event but for a waiver of or failure to declare or determine such event by the noteholders or the Trustee (unless waived by the Required Class C Owners);

                (b) the failure of the Seller, the Servicer or the Trustee to make a deposit or withdrawal required hereunder when and as required and such failure continues for five Business Days (unless waived by the Required Class C Owners);

                (c)  A Change of Control shall occur;

                (d) a breach of a representation or warranty hereunder which is not cured within 60 days (unless waived by the Required Class C Owners);

                (e) the failure by the Seller or the Servicer or, if such failure is reasonably expected to have a material adverse effect on the Class C Purchasers, by the Trustee, to duly observe or perform any term or provision of this Agreement (except as covered by clause (a) above) which is not cured or waived by the Required Class C Owners within 60 days after written notice of such failure is given to the defaulting party (with a copy to FCNB if FCNB in any capacity is not the defaulting party) by the Administrative Agent;

                (f) the Class A Notes or the Class B Notes are not repaid in full on the Class A Expected Principal Distribution Date or the Class B Expected Principal Distribution Date, respectively;

                (g) that the Class C Notes are not rated at least Baa2 by Moody's and BBB by Standard & Poor's or the ratings on the Class C Notes have been withdrawn by either Moody's or Standard & Poor's;

                (h) FCNB is not considered "well capitalized" with respect to ratios of total capital (and core capital) to risk-weighted-assets under applicable regulations of the Governmental Authorities regulating FCNB and such circumstance continues for a period of thirty consecutive days, provided that if such regulations no longer specify numeric
               --------
         ratios which qualify a bank as "well capitalized", FCNB shall be deemed "well capitalized" if the ratio of its risk-based capital to risk-weighted assets exceeds 10%; or

                (i)  the occurrence of the Series Termination Date.

          "Change of Control" means that:
           -----------------

         (i) Spiegel shall fail to own, directly or indirectly, free and clear of all liens, security interests or other encumbrances, at least 51% of the outstanding shares of the capital stock of FCNB, on a fully diluted basis; or

         (ii) the Otto family related investment vehicles shall fail to own at least 67% of the outstanding shares of the capital stock of Spiegel.

         "Class A Notes" has the meaning specified in the recitals to this
          -------------
Agreement.

         "Class B Notes" has the meaning specified in the recitals to this
          -------------
Agreement.

         "Class C Monthly Interest" shall mean, for any Monthly Period, the sum
          ------------------------
of (a) the interest on the Class C Note Principal Balance accrued for such Monthly Period computed pursuant to subsections 2.2(a) or 2.2(b), as applicable, of this Agreement and (b) all amounts (other than principal of the Class C Notes) due hereunder at such time.

         "Class C Note Asset Balance" shall mean, on any date, the product of
          --------------------------
(i) the Allocation Percentage (determined, for this purpose only, by using a numerator equal to the Class C Note Principal Balance in lieu of the Collateral Amount), and (ii) the sum of the Excess Funding Amount, the amount on deposit in the Collection Account in respect of Collections of Principal Receivables and the total amount of Principal Receivables on such date.

         "Class C Notes" has the meaning specified in the recitals to this
          -------------
Agreement.

         "Class C Owners" shall mean the Class C Purchasers that are owners of
          --------------
record of the Class C Notes or, with respect to any Class C Note held by the Administrative Agent hereunder as nominee on behalf of Class C Purchasers, the Class C Purchasers that are owners of the Class C Noteholders' Interest represented by such Class C Note as reflected on the books of the Administrative Agent in accordance with this Agreement and the Related Documents.

         "Class C Purchaser" shall mean any Person which is designated as a
          -----------------
Class C Purchaser on the signature pages hereto or in the Transfer Supplement pursuant to which it became a party to this Agreement.

         "Closing Date" shall mean March 6, 2001.
          ------------

         "Code" shall mean the Internal Revenue Code of 1986, as amended.
          ----

         "Commercial Paper Notes" shall mean, with respect to a CP Conduit, the
          ----------------------
short-term promissory notes issued by such CP Conduit which are allocated by such CP Conduit as its funding for its purchasing or maintaining its Percentage Interest of the Class C Note Principal Balance hereunder.

         "Commercial Paper Rate" shall mean, for each Tranche of the Class C
          ---------------------
Note Principal Balance, for any day to the extent a CP Conduit funds its Percentage Interest of such Tranche on such day with outstanding Commercial Paper Notes, the sum of (a) the rate (or if more than one rate, the weighted average of the rates) per annum at which such Commercial Paper Notes were sold by any placement agent or commercial paper dealer selected by or on behalf of such CP Conduit, as agreed between each such agent or dealer and such CP Conduit; provided that if the rate (or rates) as agreed between any such agent or dealer and such CP Conduit is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum, plus (b) 0.05% in respect of dealer fees and commissions (to the extent not included in the rate or rates described in clause
(a)).

         "Commission" shall mean the Securities and Exchange Commission.
          ----------

         "Commitment" shall mean, for any Class C Purchaser, the maximum amount
          ----------
of such Class C Purchaser's commitment to purchase a portion of the Class C Noteholders' Interest, as set forth on the signature pages hereto, or, in the case of a Class C Purchaser which became a Class C Purchaser by Assignment, on
Schedule II to such Class C Purchaser's Assignment opposite the heading "Class C Note Principal Balance Purchased", respectively, as the same may be reduced pursuant to any Assignment.

         "Consented Transferee Letter" shall mean the letter, dated as of the
          ---------------------------
date of this Agreement and referring to this Agreement (or any replacement therefor from time to time in effect), from the Seller to, and accepted by, the Administrative Agent, as such letter may be amended or otherwise modified from time to time by the Administrative Agent with the consent of the Seller.

         "Covered Portion" shall mean a portion of the Class C Note Principal
          ---------------
Balance equal to the Class C Note Asset Balance.

         "CP Conduit" shall mean any Class C Purchaser which is a commercial
          ----------
paper conduit or other special purpose funding vehicle sponsored by the Administrative Agent, or by any other bank or financial institution to which the Administrative Agent and FCNB shall have consented (which consents shall not be unreasonably withheld).

         "DBNY" has the meaning specified in the preamble to this Agreement.
          ----

         "Excess Spread Percentage" shall mean, with respect to each Monthly
          ------------------------
Period, an amount equal to the percentage equivalent of a fraction, the numerator of which is the product of (x) an amount (for each Monthly Period, the
---------
"Adjusted Excess Spread") equal to (i) Investor Finance Charge Collections with
 ----------------------
respect to such Monthly Period, plus (ii) the amount of the Reserve Draw Amount
                                ----
plus any amounts of interest and earnings described in Section 4.10 of the Supplemental Indenture deposited into the Collection Account on the Distribution Date relating to such Monthly Period, plus (iii) the amount of the Net Swap
                                      ----
Receipts for the Distribution Date relating to such Monthly Period minus (iv)
                                                                   -----
the portion of the Investor Finance Charge Collections consisting of (A) Discount Option Receivable Collections or (B) Shared Finance Charge Collections, minus (v) the distributions on the Distribution Date relating to such Monthly
-----
Period provided for in clauses (i) through (vi) of Section 4.4(a) of the Supplemental Indenture; and (y) twelve, and the denominator of which is the
                                                -----------
Collateral Amount on the first day of such Monthly Period.

         "Excluded Taxes" has the meaning specified in subsection 2.4(a) of this
          --------------
Agreement.

         "FCNB" has the meaning specified in the preamble to this Agreement.
          ----

         "Governmental Authority" shall mean any nation or government, any state
          ----------------------
or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Indemnitee" has the meaning specified in subsection 2.5(a) of this
          ----------
Agreement.

         "Indenture Trustee" has the meaning specified in the recitals to this
          -----------------
Agreement.

         "Interest Accrual Period" shall mean, (i) with respect to each Tranche
          -----------------------
of the Class C Note Principal Balance which bears interest calculated by reference to the Commercial Paper Rate, each period from the date of issuance to the maturity date of the related tranche of commercial paper notes used in determining the Commercial Paper Rate for such Tranche (or, if earlier, the date on which such Tranche ceases to bear interest calculated by reference to the Commercial Paper Rate), and (ii) with respect to any other Tranches of the Class C Note Principal Balance, each Monthly Period and the period commencing on the day following the end of the final Monthly Period for Series 2001-A and ending on the final Distribution Date for Series 2001-A.

         "Investing Office" shall mean initially, the office of any Class C
          ----------------
Purchaser (if any) designated as such, on the signature pages hereto or in the Transfer Supplement by which it became a party to this Agreement, and thereafter, such other office of such Class C Purchaser or such Assignee as may be designated in writing to the Administrative Agent, the Issuer, the Seller, the Servicer and the Indenture Trustee by such Class C Purchaser or Assignee.

         "Investment Earnings" shall mean, with respect to any Distribution
          -------------------
Date, all interest and earnings on Permitted Investments included in the Spread Account (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date.

         "Investment Letter" has the meaning specified in subsection 8.1(a) of
          -----------------
this Agreement.

         "LIBOR" has the meaning specified in the Supplemental Indenture.
          -----

         "LIBOR Reserve Percentage" shall mean, with respect to any Interest
          ------------------------
Accrual Period or portion thereof, a percentage (expressed as a decimal) equal to the weighted average of the percentages in effect during such Interest Accrual Period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirements applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other applicable regulation of the Federal Reserve Board (or any successor thereto) which prescribes reserve requirements applicable to "Eurocurrency liabilities" as currently defined in Regulation D.

         "Loan Spread Rate" shall mean, the applicable rate or rates identified
          ----------------
as the "Loan Spread Rate" in the Supplemental Fee Letter.

         "Maximum Release Amount" shall have the meaning specified in the
          ----------------------
Supplemental Spread Account Letter.

         "Note Rate Determination Date" shall mean, for any Monthly Period, the
          ----------------------------
third Business Day prior to the Distribution Date which follows the end of such Monthly Period.

         "Participant" has the meaning specified in subsection 8.1(d) of this
          -----------
Agreement.

         "Participation" has the meaning specified in subsection 8.1(d) of the
          -------------
Agreement.

         "Percentage Interest" shall mean, for a Class C Purchaser on any day,
          -------------------
the percentage equivalent of (a) the sum of (i) the portion of the Class C Initial Note Principal Balance (if any) purchased by such Class C Purchaser, plus (ii) any portion of the Class C Note Principal Balance
----
acquired by such Class C Purchaser as an Assignee from another Class C Purchaser pursuant to a Transfer Supplement executed and delivered pursuant to Section 8.1 of this Agreement, minus (iii) the aggregate amount of principal payments made
                   -----
to such Class C Purchaser prior to such day, minus (iv) any portion of the Class
                                             -----
C Note Principal Balance assigned by such Class C Purchaser to an Assignee pursuant to a Transfer Supplement executed and delivered pursuant to Section 8.1 of this Agreement, divided by (b) the aggregate Class C Note Principal Balance
                   ------- --
on such day.

         "Permitted Transferee" shall mean each initial Class C Purchaser,
          --------------------
Administrative Agent (in its individual capacity), each Person listed in the Consented Transferee Letter as in effect on the date on which such Person became or agreed to become a Class C Purchaser, a Participant or a Support Party, and each other Person who has been consented to as a potential Transferee by the Seller.

         "Person" shall mean an individual, partnership, corporation, business
          ------
trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "Prime Rate" shall mean, for any day, a fluctuating rate of interest
          ----------
per annum equal to the higher of: (i) the rate of interest most recently announced by Deutsche Bank AG as its prime lending rate for unsecured commercial loans within the United States, and (ii) 0.50% above the rate per annum at which Deutsche Bank AG, New York Branch, as a branch of a foreign bank, in its reasonable discretion, can acquire federal funds in the interbank overnight federal funds market, through brokers of recognized standing or otherwise, as most recently determined by Deutsche Bank AG, New York Branch. The Prime Rate is not necessarily intended to be the lowest rate of interest determined by Deutsche Bank AG or Deutsche Bank AG, New York Branch, in connection with extensions of credit.

         "Prospectus" shall mean the prospectus as first filed with the
          ----------
Commission under Rule 424(b) of the Act relating to the Series 2001-A Notes.

         "Receivables Purchase Agreement" shall mean the Receivables Purchase
          ------------------------------
Agreement, dated as of the date hereof, between First Consumers Credit Corporation, as Buyer, and FCNB, as RPA Seller.

         "Registration Statement" shall mean the registration statement on Form
          ----------------------
S-3 of FCNB and First Consumers Master Trust (Registration Number 333-48860 and 333-48860-01) as amended from time to time and including incorporated documents and exhibits, filed with the Commission pursuant to the Act, relating to the Series 2001-A Notes.

         "Regulatory Change" shall mean, as to each Class C Purchaser, any
          -----------------
change occurring after the date of the execution and delivery of this Agreement or, if later, the date of the execution and delivery of the Transfer Supplement by which it became party to this Agreement; in the case of a Participant, any change occurring after the date on which its Participation became effective, or in the case of an Affected Party, any change occurring after the date it became such an Affected Party, in any (or the adoption after such date of any new):

                  (1) United States Federal or state law or foreign law applicable to such Class C Purchaser, Affected Party or Participant; or

                  (2) regulation, interpretation, directive, guideline or request (whether or not having the force of law) applicable to such Class C Purchaser, Affected Party or Participant of any court or other judicial authority or any Governmental Authority charged with the interpretation or administration of any law referred to in clause (i) or of any fiscal, monetary or other Governmental Authority or central bank having jurisdiction over such Class C Purchaser, Affected Party or Participant.

         "Related Documents" shall mean, collectively, this Agreement (including
          -----------------
the Supplemental Fee Letter, the Supplemental Spread Account Letter and all effective Transfer Supplements), the Receivables Purchase Agreement, the Master Indenture, the Supplemental Indenture, the Transfer and Servicing Agreement, the Trust Agreement, the Series 2001-A Notes and the Transaction Documents.

         "Required Class C Owners" shall mean, at any time, Class C Owners
          -----------------------
having at least 51% of the aggregate Percentage Interests of all Class C Owners.

         "Requirement of Law" shall mean, as to any Person, any law, treaty,
          ------------------
rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

         "Risk Portion" shall mean a portion of the Class C Note Principal
          ------------
Balance equal to the excess, if any, of Class C Note Principal Balance over the Class C Note Asset Balance.

         "Risk Rate" shall mean, for any day, a rate per annum equal to the
          ---------
Prime Rate in effect for such day.

         "Spread Account Amount" shall mean, as of any date, an amount equal to
          ---------------------
the amount on deposit in the Spread Account (exclusive of Investment Earnings) on such date, after giving effect to all deposits, transfers and withdrawals from the Spread Account on such date.

         "Spread Account Cap" with respect to any date of determination, shall
          ------------------
mean the result obtained by multiplying the Initial Collateral Amount by the Applicable Percentage in effect on such date; provided that the Spread Account
                                              -------- ----
Cap shall be increased to the Class C Note Principal Balance upon the occurrence of a Cap Increase Event; and provided, further that at no time shall the Spread
                             --------  ------- ----
Account Cap exceed an amount equal to the Class C Note Principal Balance.

         "Supplemental Indenture" has the meaning specified in the recitals to
          ----------------------
this Agreement.

         "Supplemental Fee Letter" shall mean, the letter agreement, designated
          -----------------------
therein as a Supplemental Fee Letter, among the Issuer, FCNB and the Administrative Agent, as such letter agreement may be amended or otherwise modified from time to time.

         "Supplemental Spread Account Letter" shall mean that certain letter
          ----------------------------------
agreement designated as such, dated as of the date hereof, among the Issuer, FCNB and the Administrative Agent.

         "Support Advances" shall mean, with respect to a Liquidity Purchaser
          ----------------
and its related CP Conduit, any participation held by such Liquidity Purchaser in such CP Conduit's Percentage Interest in the Class C Note Principal Balance which was purchased from such CP Conduit pursuant to a Support Facility and any loans or other advances made by such Liquidity Purchaser to such CP Conduit pursuant to a Support Facility to fund such CP Conduit's making or maintaining its purchases hereunder (but excluding any such loans or advances made to fund such CP Conduit's obligations to pay interest, fees or other similar amounts relating to the funding of its making or maintaining its purchases hereunder).

         "Support Facility" shall mean any liquidity or credit support agreement
          ----------------
with a CP Conduit which relates to this Agreement (including any agreement to purchase an assignment of or participation in Class C Notes).

         "Support Party" shall mean any other bank, insurance company or other
          -------------
financial institution extending or having a commitment to extend funds to or for the account of a CP Conduit (including by agreement to purchase an assignment of or participation in Class C Notes) under a Support Facility.

         "Taxes" has the meaning specified in subsection 2.4(a) of this
          -----
Agreement.

         "Termination Date" shall mean the Series Termination Date, provided
          ----------------
that if the Rapid Amortization Period has been continued as set forth in the definition thereof in the Supplemental Indenture because amounts are owed to the Class C Purchasers, then the Termination Date shall be the last day of the Rapid Amortization Period, as so continued.

         "Three Month Average Excess Spread Percentage" means, with respect to
          --------------------------------------------
any Monthly Period, the average of the Excess Spread Percentages for such Monthly Period and the two preceding Monthly Periods, provided that the Three
                                                      --------
Month Average Excess Spread Percentage for the first Monthly Period shall equal the Excess Spread Percentage for such Monthly Period and the Three Month Average Excess Spread Percentage for the second Monthly Period shall equal the Two Month Average Excess Spread Percentage for such Monthly Period.

         "Tranche" shall mean (i) in the case of the portion of the Class C Note
          -------
Principal Balance which bears interest by reference to the Commercial Paper Rate, each portion thereof which the applicable CP Conduit determines is funded or maintained with its commercial paper notes having the same maturity date and yield or by a single commercial paper note having a maturity date or yield which differs from any other commercial paper notes allocated by such CP Conduit to its funding or maintaining of such portion of the Class C Note Principal Balance, and (ii) in the case of the remaining portion of the Class C Note Principal Balance, such entire remaining portion.

         "Transfer" has the meaning specified in subsection 8.1(c) of this
          --------
Agreement.

         "Transfer and Servicing Agreement" has the meaning specified in the
          --------------------------------
recitals to this Agreement.

         "Transfer Supplement" has the meaning specified in subsection 8.1(e) of
          -------------------
this Agreement.

         "Transferee" has the meaning specified in subsection 8.1(c) of this
          ----------
Agreement.

         "Trust" has the meaning specified in the recitals to this Agreement.
          -----

         "Two Month Average Excess Spread Percentage" means, with respect to any
          ------------------------------------------
Monthly Period, the average of the Excess Spread Percentages for such Monthly Period and the preceding Monthly Period, provided that the Two Month Average
                                         --------
Excess Spread Percentage for the first Monthly Period shall equal the Excess Spread Percentage for such Monthly Period.

         "written" or "in writing" (and other variations thereof) shall mean any
          -------      ----------
form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

                1.2  Other Definitional Provisions.
                     -----------------------------

                (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

                (b) The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection and Exhibit references are to this Agreement, unless otherwise specified. The words "including" and "include" shall be deemed to be followed by the words "without limitation".

                   ARTICLE 2  AMOUNT AND TERMS OF COMMITMENTS

                2.1  Purchase.
                     --------

                (a) On and subject to the terms and conditions of this Agreement, the Class C Purchaser purchased the Class C Initial Note Principal Balance for a purchase price equal to the Class C Initial Note Principal Balance.

                (b) The purchase of the Class C Initial Note Principal Balance hereunder was made on the Closing Date.

                (c) The Class C Purchaser's purchase price payable pursuant to subsection 2.1(a) of this Agreement shall be made available to the Administrative Agent, subject to the fulfillment of the applicable conditions set forth in Article 3 hereof, at or prior to 10:00 a.m., New York City time, on the Closing Date, by deposit of immediately available funds to an account of the Administrative Agent specified in subsection 9.2(b) of this Agreement. Subject to (i) the Administrative Agent's receipt of such funds and (ii) the fulfillment of the applicable conditions set forth in Article 3 hereof, as determined by the Administrative Agent, the Administrative Agent will not later than 12:00 p.m., New York City time, on the Closing Date make such funds available, in the same type of funds received, by wire transfer thereof to the account of Issuer or as the Issuer may otherwise direct in the United States specified in writing by the Issuer to the Administrative Agent not later than the Business Day prior to the Closing Date.

                2.2   Interest, Fees, Expenses, Payments, Etc.
                      ---------------------------------------

                (a) Except as otherwise provided in subsection 2.2(b) of this Agreement, each Tranche of each CP Conduit's Percentage Interest of the Covered Portion of the Class C Note Principal Balance shall bear interest for each Interest Accrual Period at a rate per annum equal to the sum of such CP Conduit's Commercial Paper Rate applicable to such Tranche plus the Loan Spread Rate. Each CP Conduit's commercial paper tranches will be selected by such CP Conduit or its administrator, after consultation with the Seller, to the extent reasonably practicable. Each other Class C Purchaser's (other than a CP Conduit's) Percentage Interest of the Covered Portion of the Class C Note Principal Balance shall bear interest for each Interest Accrual Period at a rate per annum equal to the sum of the Alternative Rate plus the Loan Spread Rate. Each Class C Purchaser's Percentage Interest of the Risk Portion of the Class C Note Principal Balance shall bear interest for each Interest Accrual Period at a rate per annum equal to the sum of the Risk Rate from time to time in effect plus the Loan Spread Rate.

                (b) If and to the extent that, and only for so long as, a CP Conduit at any time determines in good faith that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper Notes in the commercial paper market of the United States to finance its purchase or maintenance of its Percentage Interest of the Covered Portion of the Class C Note Principal Balance or any portion thereof (which determination may be based on any allocation method employed in good faith by such CP Conduit), including by reason of market conditions or by reason of insufficient availability under any of its Support Facilities or the downgrading of any of its Support Parties, upon notice from such CP Conduit to the Administrative Agent and the Issuer, such portion of such CP Conduit's Percentage Interest of the Class C Note Principal Balance shall bear interest at a rate per annum equal to the sum of the Alternative Rate plus the Loan Spread Rate, rather than as otherwise determined pursuant to subsection 2.2(a) of this Agreement.

                (c) The principal of the Class C Notes shall be paid as provided in the Indenture. Accrued and unpaid interest on each Tranche of the Class C Note Principal Balance shall be due and payable on the last day of each Interest Accrual Period applicable to such Tranche and on any date on which the principal of such Tranche is paid or required to be paid hereunder or under the Indenture (in respect of the portion of principal paid or required to be paid). Class C Monthly Interest for each Monthly Period (including the last Monthly Period), except to the extent otherwise provided in the definition of Class C Monthly Period contained in Section 1.1, shall be due and payable on the Distribution Date for such Monthly Period. In the case of Class C Notes held by the Administrative Agent, the Administrative Agent shall allocate to the Class C Owners each payment in respect of the Class C Notes received by the Administrative Agent in its capacity as Class C Noteholder as provided herein. Payments in reduction of the portion of the Class C Note Principal Balance evidenced by a Class C Note shall be allocated and applied to Class C Owners of such Class C Note pro rata based on their respective Percentage Interests of the Class C Note Principal Balance, or in any such case in such other proportions as each affected Class C Purchaser may agree upon in writing from time to time with the Administrative Agent and the Issuer. Payments of interest in respect of the portion of the Class C Note Principal Balance evidenced by a Class C Note shall be allocated and applied to Class C Owners of such Class C Note pro rata based upon the respective amounts of interest due and payable to them, determined as provided above in this Section 2.2.

                (d) The Servicer on behalf of the Issuer agrees to pay to the Administrative Agent the amounts set forth in Section 1 of the Supplemental Fee Letter at the times specified therein.

                (e) The Servicer on behalf of the Issuer agrees to pay on demand (i) to the Administrative Agent and the initial Class C Purchaser all reasonable costs and expenses in connection with the preparation, execution, and delivery of this Agreement and the other documents to be delivered hereunder or in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel with respect thereto and the amounts due to Moody's and S&P in connection with their review of the initial Class C Purchaser's acquisition of the Class C Notes, provided that such fees of counsel shall not exceed the
                   --------
amounts set forth in the Supplemental Fee Letter, (ii) to the Administrative Agent and each Class C Purchaser, all reasonable costs and expenses in connection with the any requested amendments of or waivers or consents under this Agreement or the Related Documents, including in each case the reasonable fees and out-of-pocket expenses of counsel with respect thereto, and (iii) if an Event of Default or Servicer Default shall have occurred, to the Administrative Agent and each Class C Purchaser, on demand, all reasonable costs and expenses (including reasonable fees and expenses of counsel), if any, in connection with the enforcement of this Agreement or any of the Related Documents, and the other documents delivered thereunder or in connection therewith.

                (f) The Servicer on behalf of the Issuer agrees to pay on demand any and all stamp, transfer and other similar taxes (other than Taxes covered by Section 2.4 hereof) and governmental fees payable in connection with the execution, delivery, filing and recording of any of the Related Documents and each related Support Facility, and agrees to save each Class C Purchaser and the Administrative Agent harmless from and against any liabilities with respect to or resulting from any delay in paying or any omission to pay such taxes and fees.

                (g) Any interest, fees or other amounts due and payable hereunder (without regard to any limitations set forth herein on the sources from which such amount may be paid) which are not paid on the due date thereof (including interest payable pursuant to this clause (g)) shall accrue interest (after as well as before judgment) at a rate per annum equal to the sum of the Risk Rate from time to time in effect plus the Loan Spread Rate plus 2.0% from and including the due date thereof to but excluding the date such amount is actually paid.

                (h) Unless otherwise specified in the Supplemental Fee Letter, interest calculated by reference to the Commercial Paper Rate or the Adjusted Eurodollar Rate shall be calculated on the basis of a 360-day year for the actual days elapsed. Interest calculated by reference to the Prime Rate shall be calculated on the basis of a 365- or 366-day year, as applicable, for the actual days elapsed. Periodic fees or other periodic amounts payable hereunder shall be calculated, unless otherwise specified in the Supplemental Fee Letter, on the basis of a 360-day year and for the actual days elapsed.

                (i) All payments to be made hereunder or under the Indenture, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:30 p.m., New York City time, on the due date thereof to the Administrative Agent at its account specified in subsection 9.2(b) hereof, in United States dollars and in immediately available funds. Payments received by the Administrative Agent after 2:30 p.m., New York City time, shall be deemed to have been made on the next Business Day.

Notwithstanding anything herein to the contrary, if any payment due hereunder becomes due and payable on a day other than a Business Day, the payment date thereof shall be extended to the next succeeding Business Day and interest shall accrue thereon at the applicable rate during such extension. To the extent that
(i) the Issuer, the Indenture Trustee, the Seller or the Servicer makes a payment to the Administrative Agent or a Class C Purchaser or (ii) the Administrative Agent or a Class C Purchaser receives or is deemed to have received any payment or proceeds for application to an obligation, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy or insolvency law, state or Federal law, common law, or for equitable cause, then, to the extent such payment or proceeds are set aside, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received or deemed received by the Administrative Agent or Class C Purchaser, as the case may be.

                (j) At or before 4:00 p.m., New York City time, on each Note Rate Determination Date and on the third Business Day preceding the end of each Interest Accrual Period, each CP Conduit shall notify the Administrative Agent of (i) its Commercial Paper Rate, if applicable, for each Tranche in effect for the related Monthly Period or Interest Accrual Period, as applicable, and (ii) if applicable, the date on which the Alternative Rate became applicable to its Percentage Interest of the Class C Note Principal Balance or a portion thereof pursuant to subsection 2.2(b) of this Agreement. Such notification may be based on such CP Conduit's good faith estimate of the Commercial Paper Rate if the actual rate is not then known to such CP Conduit, and in such case, such CP Conduit shall notify the Administrative Agent at or before 4:00 p.m., New York City time, on the following Note Rate Determination Date of the amount of any variation between interest payable to such CP Conduit for the preceding Monthly Period or Interest Accrual Period, as applicable, based on such estimate and interest which should have been payable to such CP Conduit for such Monthly Period or Interest Accrual Period, as applicable, based on its final determination of the applicable Commercial Paper Rate. The amount of any shortfall in interest based on such variation shall be included in the portion of Class C Monthly Interest payable to such CP Conduit on the following Distribution Date, and the amount of any overpayment of interest to such CP Conduit based on such variation shall be credited, dollar for dollar, against the portion of Class C Monthly Interest otherwise payable to such CP Conduit for the following Monthly Period. Each determination by a CP Conduit of its applicable Commercial Paper Rate pursuant to this Agreement shall be conclusive and binding on the Class C Purchasers, the Administrative Agent, the Issuer, the Seller, the Servicer and the Indenture Trustee in the absence of manifest error.

                (k) On each Note Rate Determination Date, (i) the Administrative Agent shall notify the Servicer, with respect to each CP Conduit, of the applicable Commercial Paper Rates for the related Monthly Period, and, if applicable, the dates on which the Alternative Rate was applicable to the Percentage Interest of the Class C Note Principal Balance owed to any Class C Purchaser, and (ii) the Administrative Agent shall notify the Servicer of the Alternative Rate and the Risk Rate, if applicable, for the related Monthly Period. For such purposes, the Administrative Agent may rely conclusively on notices from CP Conduits as to the interest rate or rates from time to time applicable to their respective Percentage Interest of the Class C Note Principal Balance. Such notification from the Administrative Agent may be based on such CP Conduit's good faith estimate of the Commercial Paper Rate as provided to the Administrative Agent pursuant to subsection 2.2(j) hereof, if the actual rate and amount is not then known to the

Administrative Agent. In any such case, the Administrative Agent shall notify the Servicer and the Indenture Trustee on or before the next succeeding Note Rate Determination Date of the amount of any variation between the estimated amount of interest payable on Class C Notes accrued at the Commercial Paper Rate and the actual amount thereof for the preceding Monthly Period. The amount of any shortfall in interest based on such variation shall be a positive "Estimated
                                                                       ---------
Interest Adjustment" for such Monthly Period, and the amount of any overpayment
-------------------
of interest based on such variation shall be a negative "Estimated Interest
                                                         ------------------
Adjustment" for such Monthly Period. Any positive Estimated Interest Adjustment for a Monthly Period shall be deemed not due on the Distribution Date for such Monthly Period, but shall be due on the next succeeding Distribution Date. An Estimated Interest Adjustment shall not bear interest, unless not paid when due as provided in the preceding sentence. Each determination of the Commercial Paper Rate, the Alternative Rate and the Risk Rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Class C Purchasers, the Issuer, the Servicer and the Indenture Trustee in the absence of manifest error.

                2.3   Requirements of Law.
                      -------------------

                (a) In the event that any Class C Purchaser shall have reasonably determined that any Regulatory Change shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, such Class C Purchaser and the result of any of the foregoing is to increase the cost to such Class C Purchaser, by an amount which such Class C Purchaser deems to be material, of maintaining its Commitment or its interest in the Class C Notes or to reduce any amount receivable in respect thereof, then,
                                                                         ----
in any such case, after submission by such Class C Purchaser to the Administrative Agent of a written request therefor and the submission by the Administrative Agent to the Issuer and the Servicer of such written request therefor, the Issuer shall pay to the Administrative Agent for the account of such Class C Purchaser any additional amounts necessary to compensate such Class C Purchaser for such increased cost or reduced amount receivable, to the extent not already reflected in the applicable interest rate, together with interest on any such unpaid amount from the Distribution Date following receipt by the Issuer of such request for compensation under this subsection 2.3(a) of this Agreement, if such request is received by the Issuer at least five Business Days prior to the Determination Date related to such Distribution Date, and otherwise from the following Distribution Date, until payment in full thereof (after as well as before judgment) at the Prime Rate in effect from time to time.

                (b) In the event that any Class C Purchaser shall have reasonably determined that any Regulatory Change regarding capital adequacy has the effect of reducing the rate of return on such Class C Purchaser's capital or on the capital of any Person controlling such Class C Purchaser as a consequence of its obligations hereunder or its maintenance of its Commitment or its interest in the Class C Notes to a level below that which such Class C Purchaser or such Person could have achieved but for such Regulatory Change (taking into consideration such Class C Purchaser's or such Person's policies with respect to capital adequacy) by an amount deemed by such Class C Purchaser or such Person to be material, then, from time to time, after submission by such Class C
                ----
Purchaser to the Administrative Agent of a written request therefor and submission by the Administrative Agent to the Issuer and the Servicer of such written request therefor, the Issuer shall pay to the Administrative Agent for the account of such Class C Purchaser such additional amount or amounts as will compensate such Class C Purchaser or such

Person, as applicable, for such reduction, together with interest on any such unpaid amount from the Distribution Date following receipt by the Issuer of such request for compensation under this subsection 2.3(b), if such request is received by the Issuer at least five Business Days prior to the Determination Date related to such Distribution Date, and otherwise from the following Distribution Date, until payment in full thereof (after as well as before judgment) at the Prime Rate in effect from time to time. Nothing in this subsection 2.3(b) shall be deemed to require the Issuer to pay any amount to a Class C Purchaser to the extent such Class C Purchaser has been compensated therefor under another provision of this Agreement or to the extent such amount is already reflected in the applicable interest rate.

          (c) Each Class C Purchaser agrees that it shall use its reasonable efforts to mitigate, reduce or eliminate any claim for compensation pursuant to subsections 2.3(a) and 2.3(b) of this Agreement, including but not limited to designating a different Investing Office for its Class C Notes (or any interest therein) if such designation will avoid the need for, or reduce the amount of, any increased amounts referred to in subsection 2.3(a) or 2.3(b) hereof and will not, in the reasonable opinion of such Class C Purchaser, be unlawful or otherwise disadvantageous to such Class C Purchaser or inconsistent with its policies or result in any unreimbursed cost or expense to such Class C Purchaser or in an increase in the aggregate amount payable under subsections 2.3(a) and 2.3(b) hereof.

          (d) Each Class C Purchaser claiming increased amounts described in subsection 2.3(a) or 2.3(b) of this Agreement will furnish to the Administrative Agent (together with its request for compensation) a certificate prepared in good faith setting forth the basis and the calculation of the amount (in reasonable detail) of each request by such Class C Purchaser for any such increased amounts referred to in subsection 2.3(a) or 2.3(b) hereof. Any such certificate shall be conclusive absent manifest error, and the Administrative Agent shall deliver a copy thereof to the Issuer and the Servicer. Failure on the part of any Class C Purchaser to demand compensation for any amount pursuant to subsection 2.3(a) or 2.3(b) hereof with respect to any period shall not constitute a waiver of such Class C Purchaser's right to demand compensation with respect to such period.

          (e) If (i) the Issuer becomes obligated to pay additional amounts to any Class C Purchaser pursuant to Section 2.3(a) or, (ii) any Class C Purchaser gives notice of the occurrence of any circumstances described in Section 2.3(b) that continues for more than 90 days, or (iii) any Class C Purchaser refuses to consent to any amendment, waiver or other action requested by Issuer, then, in each case Issuer may designate a bank which is acceptable to the Administrative Agent in its reasonable discretion (such other bank, a "Replacement Bank") to purchase the related Class C Note, without recourse to or warranty by, or expense to, the affected Class C Purchaser for a purchase price equal to the outstanding principal amount of the Class C Notes held by the related Class C Note Purchaser plus any accrued but unpaid interest on such Class C Notes and all accrued but unpaid fees owed to the affected Class C Purchaser and any other amounts payable to the affected Class C Purchaser hereunder, and, upon such purchase, such Class C Purchaser shall no longer be party hereto or have any rights hereunder (other than indemnities and other similar rights applicable to such Class C Purchaser prior to the date of such assignment and assumption) and shall be relieved from all obligations to the Issuer hereunder, and the Replacement Bank shall succeed to the rights and obligations of such Class C Purchaser hereunder.

          2.4  Taxes.
               -----

          (a) All payments made to the Class C Purchasers or the Administrative Agent under this Agreement and the Indenture (including all amounts payable with respect to the Class C Notes) shall, to the extent allowed by law, be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (collectively, "Taxes"), excluding (i) income taxes (including branch profit taxes, minimum
 -----
taxes and taxes computed under alternative methods, at least one of which is based on or measured by net income), franchise taxes (imposed in lieu of income taxes), or any other taxes based on or measured by the net income of such Class C Purchaser, Participant or the Administrative Agent (as the case may be) or the gross receipts or income of such Class C Purchaser, Participant or the Administrative Agent (as the case may be); (ii) any Taxes that would not have been imposed but for the failure of such Class C Purchaser, Participant or the Administrative Agent, as applicable, to provide and keep current (to the extent legally able) any certification or other documentation required to qualify for an exemption from, or reduced rate of, any such Taxes or required by this Agreement to be furnished by such Class C Purchaser, Participant or the Administrative Agent, as applicable; and (iii) any Taxes imposed as a result of a change by any Class C Purchaser or Participant of its Investing Office (other than changes mandated by this Agreement, including subsection 2.3(c) hereof, or required by law) (all such excluded taxes being hereinafter called "Excluded
                                                                    --------
Taxes"). If, as a result of any change in law, treaty or regulation or in the
-----
interpretation or administration thereof by any governmental or regulatory agency or body charged with the administration or interpretation thereof, or the adoption of any law, treaty or regulation, any Taxes, other than Excluded Taxes, are required to be withheld from any amounts payable to a Class C Purchaser or the Administrative Agent hereunder or under the Indenture, then after submission
                                                           ----
by any Class C Purchaser to the Administrative Agent (in the case of an amount payable to a Class C Purchaser) and by the Administrative Agent to the Issuer and the Servicer of a written request therefor, the amounts so payable to such Class C Purchaser or the Administrative Agent, as applicable, shall be increased by the Issuer, and the Issuer shall pay to the Administrative Agent for the account of such Class C Purchaser or for its own account or to the Administrative Agent, as applicable, the amount of such increase to the extent necessary to yield to such Class C Purchaser or Agent or the Administrative Agent, as applicable (after payment of all such Taxes) interest or any such other amounts payable hereunder or thereunder at the rates or in the amounts specified in this Agreement and the Indenture; provided, however, that the
                                               --------  -------
amounts so payable to such Class C Purchaser or the Administrative Agent shall not be increased pursuant to this subsection 2.4(a) if such requirement to withhold results from the failure of such Person to comply with subsection 2.4(c) hereof. Whenever any Taxes are payable on or with respect to amounts distributed to a Class C Purchaser or the Administrative Agent, as promptly as possible thereafter the Servicer shall send to such Class C Purchaser or the Administrative Agent a certified copy of an original official receipt showing payment thereof. If the Issuer fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to such Class C Purchaser or the Administrative Agent the required receipts or other required documentary evidence, the Issuer shall pay to the Administrative Agent on behalf of such Class C Purchaser or the Administrative Agent for its own account, as applicable, any incremental taxes, interest or penalties that may become payable by such Class C Purchaser or the Administrative Agent, as applicable, as a result of any such failure.

          (b) A Class C Purchaser claiming increased amounts under subsection 2.4(a) hereof for Taxes paid or payable by such Class C Purchaser will furnish to the Administrative Agent a certificate prepared in good faith setting forth the basis and amount of each request by such Class C Purchaser for such Taxes, and the Administrative Agent shall deliver a copy thereof to the Issuer and the Servicer. The Administrative Agent claiming increased amounts under subsection 2.4(a) hereof for its own account for Taxes paid or payable by the Administrative Agent, will furnish to the Issuer and the Servicer a certificate prepared in good faith setting forth the basis and amount of each request by the Administrative Agent for such Taxes. Any such certificate of a Class C Purchaser or the Administrative Agent shall be conclusive absent manifest error. Failure on the part of any Class C Purchaser or the Administrative Agent to demand additional amounts pursuant to subsection 2.4(a) of this Agreement with respect to any period shall not constitute a waiver of the right of such Class C Purchaser or the Administrative Agent, as the case may be, to demand compensation with respect to such period. All such amounts shall be due and payable to the Administrative Agent on behalf of such Class C Purchaser or the Administrative Agent for its own account, as the case may be, on the Distribution Date following receipt by the Issuer of such certificate, if such certificate is received by the Issuer at least five Business Days prior to the Determination Date related to such Distribution Date and otherwise shall be due and payable on the following Distribution Date (or, if earlier, on the Series Termination Date).

          (c) Each Class C Purchaser and each Participant holding an interest in Class C Notes agrees that prior to the date on which the first interest or fee payment hereunder is due thereto, it will deliver to the Issuer, the Seller, the Servicer, the Indenture Trustee and the Administrative Agent (i) if such Class C Purchaser or Participant is not incorporated under the laws of the United States or any State thereof, two duly completed copies of the U.S. Internal Revenue Service Form W-8ECI or Form W-8BEN claiming treaty benefits, or in either case successor applicable forms required to evidence that the Class C Purchaser or Participant is entitled to receive payments under this Agreement and with respect to the Class C Notes without deduction or withholding of any United States federal income taxes, (ii) a duly completed U.S. Internal Revenue Service Form W-9 or successor applicable or required forms, and (iii) such other forms and information as may be required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes. Each Class C Purchaser or Participant holding an interest in Class C Notes also agrees to deliver to the Issuer, the Seller, the Servicer, the Indenture Trustee and the Administrative Agent two further copies of such Form W-8ECI or Form W-8BEN and Form W-9, or such successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it hereunder, and such extensions or renewals thereof as may reasonably be requested by the Servicer, the Seller or the Administrative Agent, unless in any such case, solely as a result of a change in treaty, law or regulation occurring prior to the date on which any such delivery would otherwise be required, the Class C Purchaser is no longer eligible to deliver the then-applicable form set forth above and so advises the Servicer, the Seller and the Administrative Agent. Each Class C Purchaser certifies, represents and warrants as of the Closing Date, each Assignee and each Participant (in either case other than a Support Party) shall certify, represent and warrant as a condition of acquiring its Assignment or Participation as of the effective date of the Transfer Supplement to which it is a party or of such Participation, as the case may be, and each Support Party shall certify, represent and warrant as of the effective date of its becoming a Support Party, that (x) it is entitled to receive payments under this Agreement and with respect to the Class C Notes without deduction or withholding of any United States federal income taxes and (y) it is entitled to an exemption from United States backup withholding tax. Notwithstanding anything to the contrary herein, each of the Issuer, the Servicer and the Trustee shall be entitled to withhold any amount that it reasonably determines is required to be withheld pursuant to Section 1446 of the Code, and such amount shall be deemed to have been paid to the Class C Purchaser, Assignee or Participant for all purposes of the Agreement.

          2.5  Indemnification.
               ---------------

          (a) The Servicer agrees to indemnify and hold harmless the Administrative Agent and each Class C Purchaser and any director, officer, employee or agent thereof (each such Person being an "Indemnitee") from and
                                                      ----------
against any and all claims, damages, losses, liabilities, costs or expenses (including reasonable fees and out-of-pocket expenses of counsel) whatsoever (including claims under federal or state securities laws), which the Indemnitee may incur (or which may be claimed against the Indemnitee) by reason of or in connection with (i) the execution and delivery of this Agreement or any Related Document or the Class C Notes or the assignment hereof to any Support Party,
(ii) the offer and sale by or on behalf of the Issuer, the Seller or any of their affiliates of the Series 2001-A Notes or (iii) the other transactions contemplated hereby, except (A) to the extent that any such claim, damage, loss, liability, cost or expense shall be caused by the willful misconduct or gross negligence of the Indemnitee, (B) to the extent that any such claim, damage, loss, liability, cost or expense relates to Taxes or amounts payable by the Issuer under Section 2.3 or 2.4 hereof, (C) for recourse for the payment of principal of or interest on, or other amounts due in respect of, the Class C Notes as a result of nonpayment by Obligors on the Accounts or the related Receivables or (D) is attributable to market fluctuations or other similar market or investment risk associated with ownership of the Class C Notes. The foregoing indemnity shall include indemnification for any claims, damages, losses, liabilities, costs or expenses (including fees and expenses of counsel) to which the Indemnitee may become subject under the Act, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, or any other Federal or state law or regulation (including Federal banking laws and regulations) arising out of or based upon any untrue statement or alleged untrue statement of a material fact in the Registration Statement at the time it became effective or the Prospectus or any amendments thereof or supplements thereto or arising out of or based upon the omission or the alleged omission to state a material fact necessary to make the statements in the Registration Statement at the time it became effective or the Prospectus or any amendment thereof or supplement thereto, in light of the circumstances in which they were made, not misleading. Subject to the limitations set forth above, but without limiting the generality of the foregoing, the Servicer agrees to indemnify and hold harmless the Administrative Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including payment of the Class C Note Principal Balance) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that the Servicer shall not be liable under this sentence
           --------
for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of the Administrative

Agent resulting from its own gross negligence or willful misconduct. Promptly after receipt by the Administrative Agent or a Class C Purchaser of notice of the commencement of any action, the Administrative Agent or Class C Purchaser, as the case may be, will, if a claim in respect thereof is to be made under this subsection 2.5(a), notify the Servicer in writing of the commencement thereof; provided, however, the omission to so notify the Servicer will not relieve the
--------  -------
Servicer from any liability which it may have to the Administrative Agent or Class C Purchaser under this subsection 2.5(a) except to the extent the Servicer was actually prejudiced by the failure to give such notices promptly.

          (b) FCNB and any Successor Servicer, by accepting its appointment pursuant to the Transfer and Servicing Agreement, (i) shall agree to be bound by the terms, covenants and conditions contained herein applicable to the Servicer and to be subject to the duties and obligations of the Servicer hereunder, (ii) as of the date of its acceptance, shall be deemed to have made with respect to itself only the representations and warranties made by the Servicer in subsections 4.1(a) through 4.1(e) hereof (in the case of subsection 4.1(a) with appropriate factual changes) and (iii) shall agree to indemnify and hold harmless any Indemnitee from and against any and all claims, damages, losses, liabilities, costs or expenses (including the fees and expenses of counsel) whatsoever which such Indemnitee may incur (or which may be claimed against such Indemnitee) by reason of the negligence or willful misconduct of such Servicer in exercising its powers and carrying out its obligations under this Agreement, the Transfer and Servicing Agreement or any Related Document.

          (c) In the event that for any reason, (i) the basis for calculation of interest on any CP Conduit's Percentage Interest of the Class C Note Principal Balance shall change from the Commercial Paper Rate to the Alternative Rate, (ii) any CP Conduit receives any repayment of its share of the Class C Note Principal Balance, and the date of such change or of such repayment is not the maturity date for all Commercial Paper Notes allocated by such CP Conduit to funding its purchase or maintenance of the affected portion of its Percentage Interest of the Class C Note Principal Balance, or (iii) any Class C Purchaser receives any repayment of its share of the Class C Note Principal Balance on a date other than a Distribution Date or upon fewer than two Business Days' prior (or, with respect to amounts listed at the Alternative Rate based on the Adjusted Eurodollar Rate, two Business Days') written notice, then in any such
                                                              ----
case the Issuer agrees to indemnify each affected Class C Purchaser against, and to promptly pay on demand directly to such Class C Purchaser the amount equal to any loss or reasonable out-of-pocket expense suffered by such Class C Purchaser as a result of such change or such repayment, including, in the case of a CP Conduit, any actual loss, cost or expense suffered by such CP Conduit by reason of its issuance of Commercial Paper Notes or its incurrence of other obligations reasonably allocated by such CP Conduit to its funding or the maintenance of its funding of its share of the Class C Note Principal Balance, or, in the case of any Class C Purchaser, redeploying funds prepaid or repaid, in amounts which correspond to its share of the Class C Note Principal Balance. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to this Section submitted by a Class C Purchaser or Agent or by the Administrative Agent, as the case may be, to the Issuer and the Servicer and shall be conclusive absent manifest error.

                         ARTICLE 3 CONDITIONS PRECEDENT

          3.1  Conditions to Initial Purchase. The following were conditions
               ------------------------------
precedent to the purchase of the Class C Notes by the Class C Purchasers on the Closing Date:

          (a) the representations and warranties of the Issuer and FCNB set forth or referred to in Sections 4.1 and 4.2, respectively, hereof shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date, and no event which of itself or with the giving of notice or lapse of time, or both, would constitute a Series 2001-A Pay Out Event shall have occurred and be continuing on the Closing Date;

          (b) the Supplemental Fee Letter and the Supplemental Spread Account Letter shall have been executed and delivered by the Issuer and FCNB to the Administrative Agent;

          (c) the Class A Notes in the Class A Initial Note Principal Balance and the Class B Notes in the Class B Initial Note Principal Balance shall have been duly issued in accordance with the Indenture; the Spread Account shall have been established with the Indenture Trustee, and the amount on deposit in the Spread Account shall equal at least the Spread Account Cap;

          (d) the Seller shall have paid all fees payable on the Closing Date to the Administrative Agent (for its own account or for the account of the initial Class C Purchasers) described in the Supplemental Fee Letter and all reasonable and appropriately invoiced costs and expenses of the Administrative Agent and Class C Purchasers payable by the Seller, to the extent provided herein, in connection with the transactions contemplated hereby; and

          (e) the Administrative Agent on behalf of the Class C Purchasers shall have received on the Closing Date the following items, each of which shall be in form and substance satisfactory to the Administrative Agent:

               (i) an Officer's Certificate of FCNB confirming the satisfaction of the conditions set forth in clauses (a) and (c);

               (ii) a copy of (A) the certificate of incorporation and by-laws of, and an incumbency certificate with respect to its officers executing any of the Related Documents on the Closing Date on behalf of FCNB, certified by its authorized officer, and (B) resolutions of the Board of Directors (or an authorized committee thereof) of FCNB with respect to the Related Documents to which it is party, certified by its authorized officer;

               (iii) a certificate issued on a recent date by the Comptroller of the Currency evidencing the legal existence and good standing of FCNB as a national banking association;

               (iv) the favorable written opinions of counsel for the Issuer, the Owner Trustee, the Indenture Trustee and FCNB, addressed to the Administrative Agent and Class C Purchaser, or accompanied by a letter providing that the Administrative Agent and Class C Purchaser may rely on such opinions as if they were addressed to them, and dated the Closing Date, covering general corporate matters, the due execution and delivery of, and the enforceability of, each of the Related Documents to which the Issuer, the Owner Trustee, the

Indenture Trustee and FCNB (individually or in any other capacity) is party, sale/security interest matters and such other matters as the Administrative Agent may request;

               (v) evidence of the due execution and delivery by the Owner Trustee, on behalf of the Trust, and the Indenture Trustee of the Related Documents to which each is party;

               (vi) an executed copy of the Pooling and Servicing Agreement, the Collateral Series Supplement, the Transfer and Servicing Agreement, the Master Indenture, the Supplemental Indenture, the Trust Agreement and the Administration Agreement;

               (vii) a certificate of the Indenture Trustee as to the establishment of certain accounts as provided in the Indenture;

               (viii) the duly executed Class C Note(s) registered in the name of the Administrative Agent as nominee on behalf of the Class C Owners;

               (ix) evidence satisfactory to the Administrative Agent that financing statements duly executed by First Consumers Master Trust, FCNB and the Issuer or other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent or any Class C Purchaser, desirable under the Uniform Commercial Code of all appropriate jurisdictions or any comparable law to perfect the transfers (including grants of security interests) under the Related Documents have been delivered and, if appropriate, have been duly filed or recorded and that all filing fees, taxes or other amounts required to be paid in connection therewith have been paid;

               (x) certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Administrative Agent), dated a date reasonably near to the Closing Date, listing all effective financing statements which name First Consumers Master Trust, FCNB or the Issuer (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which the statements referred to in clause (x) above were or are to be filed, together with copies of such financing statements (none of which, other than financing statements naming the party under the Related Documents to which transfers (including grants of security interests) thereunder purport to have been made shall cover any of the property purported to be conveyed thereunder);

               (xi) evidence satisfactory to the Administrative Agent that the Class C Notes have been rated at least Baa2 by Moody's Investors Service and BBB by Standard & Poor's.

               (xii) evidence satisfactory to each initial CP Conduit that its purchase of Class C Notes and Class C Note Principal Balance Increases hereunder will not result in a reduction or withdrawal of the rating of its Commercial Paper Notes by Moody's, S&P or any other nationally recognized rating agency

               (xiii) evidence satisfactory to the Administrative Agent that all amounts outstanding under First Consumers Master Trust Series 2000-A have been repaid in full;

               (xiv) evidence satisfactory to the Administrative Agent that no action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, the transactions contemplated by the Related Documents in any material respect; and

               (xv) such additional documents, instruments, certificates or letters as the Administrative Agent or Class C Purchaser may reasonably request.

                    ARTICLE 4 REPRESENTATIONS AND WARRANTIES

          4.1  Representations and Warranties of FCNB. FCNB represents and
               --------------------------------------
warrants to the Class C Purchasers and the Administrative Agent that the representations and warranties of FCNB (as Servicer) set forth in the Transfer and Servicing Agreement, the Indenture and the other Related Documents are true and correct as of the date hereof (except for representations or warranties which relate to a specific date, which shall be true and correct as of such date). FCNB further represents and warrants to, and agrees with, each Class C Purchaser and the Administrative Agent that, as of the date hereof:

          (a) FCNB is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, with full power and authority under such laws to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Related Documents to which it is a party.

          (b) FCNB has the power and authority to execute, deliver and perform this Agreement and the Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and such Related Documents. When executed and delivered, each of this Agreement and each Related Document to which FCNB is a party will constitute the legal, valid and binding agreement of FCNB, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights generally and the rights of creditors from time to time in effect. The enforceability of FCNB's obligations under such agreements is also subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and indemnification sought in respect of securities laws violations may be limited by public policy.

          (c) No consent, license, approval or authorization of, or registration with, any governmental authority, bureau or agency is required to be obtained in connection with the execution, delivery or performance of each of this Agreement or any Related Documents that has not been duly obtained and which is not and will not be in full force and effect on the Closing Date, except such that may be required by the blue sky laws of any state and except those which the failure to obtain individually or in the aggregate, would not have a material adverse effect on the Issuer or FCNB or the transactions contemplated by, or the ability of the Issuer or FCNB to perform its respective obligations under, this Agreement or the Related Documents.

          (d) The execution, delivery and performance of each of this Agreement and the Related Documents do not violate any provision of any existing law or regulation applicable to FCNB, any order or decree of any court to which FCNB is subject, its charter or by-laws or any mortgage, indenture, contract or other agreement to which FCNB is a party or by which it or any significant portion of FCNB's properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements which do not affect the legality, validity or enforceability of any of such agreements or the Receivables and which, individually or in the aggregate, would not have a material adverse effect on the Issuer or FCNB or the transactions contemplated by, or the ability of the Issuer or FCNB to perform its respective obligations under, this Agreement or the Related Documents).

                (e) There is no litigation or administrative proceeding before any court, tribunal or governmental body presently pending or, to the knowledge of FCNB, threatened, against FCNB with respect to this Agreement and the Related Documents, the transactions contemplated hereby or thereby or the issuance of the Series 2001-A Notes, and there is no such litigation or proceeding against FCNB or any significant portion of FCNB properties, in each case which would have a material adverse effect on the Issuer or FCNB or the transactions contemplated by, or the ability of the Issuer or FCNB to perform its respective obligations under, this Agreement or the Related Documents.

                (f) The Indenture is duly qualified or is not required to be qualified under the Trust Indenture Act of 1939, and the Issuer is not required to be registered under the Investment Company Act.

                (g) The aggregate amount of the Receivables in the Accounts as of February 28, 2001 was $1,115,087,125, consisting of $1,085,999,637 of
Principal Receivables and $29,087,488 of Finance Charge Receivables.

                (h) On the Closing Date and after giving effect to the purchase of the Class C Noteholders' Interest and the issuance of the Series 2001-A Notes, no Series 2001-A Pay Out Event has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice or both, would constitute a Series 2001-A Pay Out Event.

                (i) When the Registration Statement became effective, when the Prospectus was first filed pursuant to Rule 424(b) under the Act, when any amendment or supplement to the Registration Statement or Prospectus is filed with the Commission, and at the Closing Date, neither the Registration Statement nor the Prospectus nor any amendment thereof or any supplement thereto (a) contained or will contain any untrue statement of a material fact or omitted or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or
(b) disclosed or will disclose the identity of the Administrative Agent or any Class C Purchaser.

                (j) FCNB has delivered to the Agent complete and correct copies of the publicly available portions of FCNB's Consolidated Reports of Condition and Income for the quarter ended December 31, 2000. There has not been any material adverse change in the business, operations, financial condition, properties or assets of the FCNB since the quarter ended December 31, 2000 except as disclosed in the Prospectus.

                4.2   Representations and Warranties of the Issuer. The Issuer
                      --------------------------------------------
represents and warrants to the Class C Purchasers and the Administrative Agent that the representations and warranties of the Issuer set forth in the Transfer and Servicing Agreement, the Indenture and the other Related Documents are true and correct as of the date hereof (except for representations or warranties which relate to a specific date, which shall be true and correct as of such date). The Issuer further represents and warrants to, and agrees with, each Class C Purchaser and the Administrative Agent that, as of the date hereof:

                (a) The Issuer is a common law trust duly organized, validly existing and in good standing under the laws of the State of Illinois, with full power and authority under such laws to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Related Documents to which it is a party.

                (b) The Issuer has the power and authority to execute, deliver and perform this Agreement and the Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary trust action to authorize the execution, delivery and performance of this Agreement and such Related Documents. When executed and delivered, each of this Agreement and each Related Document to which the Issuer is a party will constitute the legal, valid and binding agreement of the Issuer, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights generally and the rights of creditors from time to time in effect. The enforceability of the Issuer's obligations under such agreements is also subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and indemnification sought in respect of securities laws violations may be limited by public policy.

                (c) No consent, license, approval or authorization of, or registration with, any governmental authority, bureau or agency is required to be obtained in connection with the execution, delivery or performance of each of this Agreement or any Related Documents that has not been duly obtained and which is not and will not be in full force and effect on the Closing Date, except such that may be required by the blue sky laws of any state and except those which the failure to obtain individually or in the aggregate, would not have a material adverse effect on the Issuer, the Seller or FCNB or the transactions contemplated by, or Issuer's ability to perform its obligations under, this Agreement or the Related Documents.

                (d) The execution, delivery and performance of each of this Agreement and the Related Documents do not violate any provision of any existing law or regulation applicable to the Issuer, any order or decree of any court to which the Issuer is subject, its governing instrument or any mortgage, indenture, contract or other agreement to which the Issuer is a party or by which it or any significant portion of the Issuer's properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements which do not affect the legality, validity or enforceability of any of such agreements or the Receivables and which, individually or in the aggregate, would not have a material adverse effect on the Issuer or the transactions contemplated by, or the Issuer's ability to perform its respective obligations under, this Agreement or the Related Documents.)

                (e) There is no litigation or administrative proceeding before any court, tribunal or governmental body presently pending or, to the knowledge of the Issuer, threatened, against the Issuer with respect to this Agreement and the Related Documents, the transactions contemplated hereby or thereby or the issuance of the Series 2001-A Notes, and there is no such litigation or proceeding against the Issuer or any significant portion of the Issuer properties, in each case which would have a material adverse effect on the Issuer or the transactions contemplated by, or the ability of the Issuer to perform its obligations under, this Agreement or the Related Documents.

                (f) The Indenture is duly qualified or is not required to be qualified under the Trust Indenture Act of 1939, and the Issuer is not required to be registered under the Investment Company Act.

                (g) On the date hereof, no Series 2001-A Pay Out Event has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice or both, would constitute a Series 2001-A Pay Out Event.

                4.3   Representations and Warranties of the Class C Purchasers.
                      --------------------------------------------------------
Each of the Class C Purchasers severally (each with respect to itself only) represents and warrants to, and agrees with, the Seller, the Issuer, FCNB and the Servicer that:

                (a) Such Class C Purchaser has been duly authorized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power and authority to own its properties and to transact the business in which it is now engaged;

                (b) Such Class C Purchaser has all requisite power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery by such Class C Purchaser of this Agreement and the consummation by such Class C Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary corporation action on the part of such Class C Purchaser. This Agreement has been duly and validly executed and delivered by such Class C Purchaser and constitutes a legal, valid and binding obligation of such Class C Purchaser, enforceable against such Class C Purchaser in accordance with its terms, subject as to enforcement to bankruptcy, reorganization, insolvency, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. Neither the execution and delivery by such Class C Purchaser of this Agreement nor the consummation by such Class C Purchaser of any of the transactions contemplated hereby, nor the fulfillment by such Class C Purchaser of the terms hereof, will conflict with, or violated, result in a breach of or constitute a default under (i) any term or provision of the certificate of incorporation or articles of association or By-laws of such Class C Purchaser or any Requirement of Law applicable to such Class C Purchaser or
(ii) any term or provision of any indenture or other agreement or instrument, to which such Class C Purchaser is a party or by which such Class C Purchaser or any portion of its properties are bound;

                (c) Such Class C Purchaser understands and agrees that receipt by the Issuer of a duly executed Investment Letter pursuant to Section 8.1 hereof is a condition precedent to the Issuer's obligations hereunder to sell the Class C Notes;

                (d) Such Class C Purchaser is not required to register as an "investment company" nor is such Class C Purchaser controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.; and

                (e) No registration with, consent or approval of or other action by any federal, state, or other governmental authority or regulatory body having jurisdiction over such Class C Purchaser is required in connection with the execution, delivery or performance by such Class C Purchaser of this Agreement.

                4.4   Representations and Warranties of Seller. Seller
                      ----------------------------------------
represents and warrants to the Class C Purchasers and the Administrative Agent that the representations and warranties of Seller set forth in the Transfer and Servicing Agreement, the Indenture and the other Related Documents are true and correct as of the date hereof (except for representations or warranties which relate to a specific date, which shall be true and correct as of such date). Seller further represents and warrants to, and agrees with, each Class C Purchaser and the Administrative Agent that, as of the date hereof:

                (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority under such laws to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Related Documents to which it is a party.

                (b) The Seller has the power and authority to execute, deliver and perform this Agreement and the Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary trust action to authorize the execution, delivery and performance of this Agreement and such Related Documents. When executed and delivered, this Agreement and each Related Document to which the Seller is a party will constitute the legal, valid and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights generally and the rights of creditors from time to time in effect. The enforceability of the Seller's obligations under such agreements is also subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and indemnification sought in respect of securities laws violations may be limited by public policy.

                (c) No consent, license, approval or authorization of, or registration with, any governmental authority, bureau or agency is required to be obtained in connection with the execution, delivery or performance of each of this Agreement or any Related Documents that has not been duly obtained and which is not and will not be in full force and effect on the Closing Date, except such that may be required by the blue sky laws of any state and except those which the failure to obtain individually or in the aggregate, would not have a material adverse effect on the Seller or the transactions contemplated by, or Seller's ability to perform its obligations under, this Agreement or the Related Documents.

                (d) The execution, delivery and performance of each of this Agreement and the Related Documents do not violate any provision of any existing law or regulation applicable to the Seller, any order or decree of any court to which the Seller is subject, its governing instrument or any mortgage, indenture, contract or other agreement to which the Seller is a party or by which it or any significant portion of the Seller's properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements which do not affect the legality, validity or enforceability of any of such agreements or the Receivables and which, individually or in the aggregate, would not have a material adverse effect on the Seller or the transactions contemplated by, or the Seller's ability to perform its respective obligations under, this Agreement or the Related Documents).

                (e) There is no litigation or administrative proceeding before any court, tribunal or governmental body presently pending or, to the knowledge of the Seller, threatened, against the Seller with respect to this Agreement and the Related Documents, the transactions contemplated hereby or thereby or the issuance of the Series 2001-A Notes, and there is no such litigation or proceeding against the Seller or any significant portion of the Seller properties, in each case which would have a material adverse effect on the Seller or the transactions contemplated by, or the ability of the Seller to perform its obligations under, this Agreement or the Related Documents.

                (f) The Indenture is duly qualified or is not required to be qualified under the Trust Indenture Act of 1939, and the Seller is not required to be registered under the Investment Company Act.

                (g) On the Closing Date and after giving effect to the purchase of the Class C Noteholders' Interest and the issuance of the Series 2001-A Notes, no Series 2001-A Pay Out Event has occurred and is continuing, and no event, act or omission has occurred and is continuing which, with the lapse of time, the giving of notice or both, would constitute a Series 2001-A Pay Out Event.

                               ARTICLE 5 COVENANTS

                5.1   Covenants. Each of the Seller, FCNB, the Servicer and the
                      ---------
Issuer severally covenants and agrees, in each case as to itself individually or in such respective capacities, each with respect to itself only, through the Series Termination Date and thereafter so long as any amount of the Class C Note Principal Balance shall remain outstanding or any monetary obligation arising hereunder shall remain unpaid, unless the Required Class C Owners shall otherwise consent in writing, that:

                (a) Each of the Seller, FCNB, the Servicer and the Issuer shall perform in all material respects each of the respective agreements, warranties and indemnities applicable to it under the Related Documents and comply in all material respects with each of the respective terms and provisions applicable to it under the Related Documents to which it is party, which agreements, warranties and indemnities are hereby incorporated by reference into this Agreement as if set forth herein in full; and each of the Servicer and the Issuer shall take all reasonable actions to enforce the obligations of each of the other parties to the Pooling and Servicing Agreement, the Collateral Series Supplement and the Collateral Certificate which are contained therein;

                (b) The Seller, the Issuer and the Servicer, as applicable, shall promptly furnish to the Administrative Agent (i) a copy of each certificate, report, statement, notice or other communication (including without limitation, a copy of any Opinion of counsel delivered pursuant to Section 8.9 of the Indenture) furnished by or on behalf of the Seller, the Issuer or the Servicer, as applicable, to the holders of Series 2001-A Notes, to the Indenture Trustee or to the Rating Agencies (other than any portion of any such communication relating to other outstanding Series) concurrently therewith and furnish to the Administrative Agent promptly after receipt thereof a copy of each notice, demand or other communication received by or on behalf of the Seller, the Issuer or the Servicer, as applicable, pursuant to this Agreement, the Transfer and Servicing Agreement, the Indenture, the Indenture Supplement or any Pooling and Servicing Agreement or the Collateral Series Supplement (other than any portion of any such communication relating to other outstanding Series), and (ii) such other information, documents records or reports respecting the Accounts, the Receivables, the Issuer, the Seller or the Servicer which is in the possession or under the control of the Issuer, the Seller or the Servicer, as the case may be, as the Administrative Agent may from time to time reasonably request. Each such communication provided hereunder shall be furnished to the Administrative Agent in writing;

                (c) The Issuer or the Servicer, as applicable, shall furnish to the Administrative Agent (i) a copy of each annual certified public accountants' reports received by the Indenture Trustee pursuant to Section 3.6 of the Transfer and Servicing Agreement (other than any portion of such reports relating to other outstanding Series), (ii) with respect to each Distribution Date with respect to the Transfer and Servicing Agreement, a copy of the completed report furnished to the Indenture Trustee pursuant to Section 3.4(b) of the Transfer and Servicing Agreement, and (iii) a copy of any other report furnished to the Indenture Trustee pursuant to Section 3.5 of the Transfer and Servicing Agreement (other than any portion of such reports relating to other outstanding Series);

                (d) There shall be no assets included in the Trust Assets other than any Collateral Certificate or, upon termination of the First Consumers Master Trust, the assets previously included in or includible in the First Consumers Master Trust or as consented to by the Administrative Agent;

                (e) Each of the Seller, FCNB, the Servicer and the Issuer shall furnish to the Administrative Agent promptly after known to such party, information with respect to any action, suit or proceeding involving such party or any of its Affiliates (other than, in the case of the Seller, Servicer, FCNB and the Issuer) by or before any court or any Governmental Authority which, if adversely determined, would be reasonably likely to result in a material and adverse effect on such party or the transactions contemplated by, or such party's ability to perform its obligations under, this Agreement or the Related Documents;

                (f) From the Closing Date until the Termination Date, each of the Issuer, the Seller and the Servicer, as applicable, will, at any time and from time to time during regular business hours, on at least five Business Days' (or if a Series 2001-A Pay Out Event or event or condition which, with the passage of time or the giving of notice, or both, would become a Series 2001-A Pay Out Event has occurred, one Business Day's) notice to the Issuer, the Seller or the Servicer, as the case may be, permit the Administrative Agent, or its agents or representatives, at the Issuer's, the Seller's and the Servicer's, as applicable, reasonable cost and expense if a Series 2001-A Pay Out Event has occurred (and otherwise at the expense of the Administrative Agent),

(i) to examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Issuer, the Seller or the Servicer, as the case may be, relating to the Receivables (other than names of account holders and strategic plans for the Servicer's credit card business and other than any portion of such books, records and documents relating to other outstanding Series), including the forms of Credit Card Agreements under which such Receivables arise, and (ii) to visit the offices and properties of the Issuer, the Seller or the Servicer, as applicable, for the purpose of examining such materials described in clause (i) above. Any information obtained by the Administrative Agent pursuant to this Section 5.1(f) shall be held in confidence by the Administrative Agent in accordance with the provisions of Section 6.2 hereof, except that the Administrative Agent may disclose such information to any Class C Purchaser which shall hold such information in accordance with the provisions of Section 6.2 hereof;

                (g) Except for New Issuances in accordance with Section 2.12 of the Indenture and modifications to Supplemental Indentures with respect to Series other than Series 2001-A and except for terminations, amendments, waiver and modifications of Related Documents otherwise permitted hereunder, none of the Seller, FCNB, the Servicer or the Issuer shall take any action which, under the terms of the Related Documents, requires the satisfaction of the Rating Agency Condition, if such action would materially adversely affect the Class C Purchasers, unless such action has been consented to by the Required Class C Owners;

                (h) Neither the Seller nor the Issuer shall reduce or withdraw any Discount Percentage if the Early Amortization Commencement Date has occurred. Neither the Seller nor the Issuer shall reduce or withdraw any Discount Percentage unless it shall have delivered to the Administrative Agent an Officer's Certificate of the Servicer stating that the Servicer reasonably believes that such reduction or withdrawal will not (i) result in the occurrence of a Series 2001-A Pay Out Event or (ii) cause the Portfolio Yield to be less than the Base Rate;

                (i) Neither the Seller nor FCNB shall amend the Collateral Certificate, the Pooling and Servicing Agreement, the Collateral Series Supplement or any other Related Document in any respect which could have a material adverse effect on the Class C Purchasers without the prior written consent of by the Required Class C Owners;

                (j) Any determination to be made by the Seller, FCNB, the Servicer or the Issuer pursuant to any Related Document that a matter does not adversely or materially adversely affect (within the meaning of such Related Document) the interests of Noteholders shall not be made unless such matter does not adversely or materially adversely affect the interests of the Class C Purchasers;

                (k) The Issuer shall not exercise its optional right to repay all Class C Notes pursuant to Section 7.1 of the Supplemental Indenture, unless the Class C Purchasers and the Administrative Agent have been paid, or will be paid upon such purchase or in connection with such optional repayment, the Class C Note Principal Balance, all interest thereon and all other amounts owing hereunder in full;

                (l) The Servicer shall furnish to the Administrative Agent, promptly after the occurrence of any Series 2001-A Pay Out Event, a certificate of an appropriate officer of the Servicer setting forth the circumstances of such Series 2001-A Pay Out Event and any action taken or proposed to be taken by the Servicer, the Seller, FCNB or the Issuer with respect thereto;

                (m) Each of the Seller, the Issuer and the Servicer, as applicable, shall not terminate (except in accordance with the terms thereof and only if at the time of such termination none of the Class C Note Principal Balance or other amount payable to the Administrative Agent and the Class C Purchasers hereunder is unpaid), amend, waive or otherwise modify any Transaction Document to which it is a party in any manner which, under the terms of the Transaction Documents, requires the satisfaction of the Rating Agency Condition without the prior written consent of the Administrative Agent, unless the Seller, the Issuer or the Servicer, as applicable, delivers to the Administrative Agent an Officer's Certificate, in form and substance satisfactory to the Administrative Agent, to the effect that such amendment, waiver or modification does not adversely affect the interest of the Class C Purchasers in any material respect. Each of the Seller, the Issuer and the Servicer, as applicable, shall not terminate (except in accordance with the terms thereof and only if at the time of such termination none of the Class C Note Principal Balance or other amount payable to the Administrative Agent and the Class C Purchasers hereunder is unpaid), amend, waive or otherwise modify the Indenture Supplement without the prior written consent of the Administrative Agent;

                (n) There shall be no Series of Notes other than Series 2001-A included in Group One without the prior written consent of the Required Class C Owners if after giving effect to the issuance of such Series the weighted average coupon on the outstanding securities issued by First Consumers Master Trust and the Issuer exceeds 9.00%. There shall be no Series of Notes paired with Series 2001-A without the prior written consent of the Required Class C Owners; and

                (o) The Servicer shall furnish to the Rating Agencies, promptly after the occurrence of any Cap Increase Event, written notice thereof.

              ARTICLE 6 MUTUAL COVENANTS REGARDING CONFIDENTIALITY

                6.1   Covenants. Each of the Seller, FCNB, the Servicer and the
                      ---------
Issuer, severally and with respect to itself only, covenants and agrees to hold in confidence, and not disclose to any Person, the terms of any fees payable in connection with this Agreement or the identity of any CP Conduit which is an agent, a purchaser or beneficial owner of Class C Notes under this Agreement, except as the Administrative Agent or Class C Purchaser, as the case may be, may have consented to in writing prior to any proposed disclosure and except it may disclose such information (i) to its officers, directors, employees, agents, counsel, accountants, auditors, advisors or representatives or (ii) to the extent it should be (A) required by law, rule or regulation or in connection with any legal or regulatory proceeding or (B) requested by any Governmental Authority to disclose such information; provided, that, in the case of clause
                                        --------
(ii)(A), the Seller, FCNB, the Servicer or the Issuer, as applicable, will use all reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the affected Administrative Agent or Class C Purchaser of its intention to make any such disclosure prior to making such disclosure. It is expressly hereby acknowledged that nothing contained in this paragraph be deemed to prohibit disclosure of the identity of the Administrative Agent under this Agreement by the Seller, FCNB, the Servicer or the Issuer.

                6.2   Covenants of Class C Purchasers. The Administrative Agent
                      -------------------------------
and each Class C Purchaser, severally and with respect to itself only, covenants and agrees that any nonpublic information obtained by it pursuant to this Agreement shall be held in confidence (it being understood that documents provided to the Administrative Agent or any Class C Purchaser hereunder may in all cases be distributed to the Administrative Agent or to any Class C Purchaser) except that the Administrative Agent or Class C Purchaser may disclose such information (i) to its officers, directors, employees, agents, counsel, accountants, auditors, advisors or representatives, (ii) to the extent such information has become available to the public other than as a result of a disclosure by or through the Administrative Agent or Class C Purchaser, (iii) to the extent such information was available to the Administrative Agent or such Class C Purchaser on a nonconfidential basis prior to its disclosure to the Administrative Agent or any Class C Purchaser hereunder, (iv) with the consent of the affected party, (v) to the extent permitted by Section 8.1 of this Agreement, (vi) in the case of any Class C Purchaser that is a CP Conduit, to placement agents and providers of liquidity and credit support who agree to hold such information in confidence or to rating agencies, or (vii) to the extent the Administrative Agent or such Class C Purchaser should be (A) required by law, rule or regulation or in connection with any legal or regulatory proceeding or
(B) requested by any Governmental Authority to disclose such information; provided, that in the case of clause (vii)(A), the Administrative Agent or Class
--------
C Purchaser, as the case may be, will use all reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the affected party of its intention to make any such disclosure prior to making any such disclosure.

                       ARTICLE 7 THE ADMINISTRATIVE AGENT

                7.1   Appointment. Each Class C Purchaser hereby irrevocably
                      -----------
designates and appoints the Administrative Agent as the agent of such Class C Purchaser under this Agreement, and each such Class C Purchaser irrevocably authorizes the Administrative Agent, as the agent for such Class C Purchaser, to take such action on its behalf under the provisions of the Related Documents and to exercise such powers and perform such duties thereunder as are expressly delegated to the Administrative Agent by the terms of the Related Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Class C Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Administrative Agent.

                7.2   Delegation of Duties. The Administrative Agent may execute
                      --------------------
any of its duties under any of the Related Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                7.3   Exculpatory Provisions. Neither the Administrative Agent
                      ----------------------
nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable to any of the Class C Purchasers for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any of the other Related Documents (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Class C Purchasers for any recitals, statements, representations or warranties made by the Seller, FCNB, the Servicer, the Issuer or the Indenture Trustee or any officer thereof contained in any of the other Related Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, any of the other Related Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the other Related Documents or for any failure of the Seller, FCNB, the Servicer, the Issuer or the Indenture Trustee to perform its obligations thereunder. No Administrative Agent shall be under any obligation to any Class C Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the other Related Documents, or to inspect the properties, books or records of the Seller, FCNB, the Servicer, the Issuer or the Indenture Trustee.

                7.4   Reliance by Agents. The Administrative Agent shall be
                      ------------------
entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, written statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Administrative Agent), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any of the Related Documents unless it shall first receive such advice or concurrence of the Required Class C Owners as it deems appropriate or it shall first be indemnified to its satisfaction by the Class C Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Related Documents in accordance with a request of the Required Class C Owners, and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Class C Purchasers.

                7.5   Notices. The Administrative Agent shall not be deemed to
                      -------
have knowledge or notice of the occurrence of any breach of this Agreement or the occurrence of any Series 2001-A Pay Out Event unless the Administrative Agent has received notice from the Seller, the Issuer, the Servicer, the Indenture Trustee or any Class C Purchaser, referring to this Agreement and describing such event. In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Class C Purchasers. The Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Required Class C Owners; provided that unless and
                                                       --------
until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Class C Purchasers.

                7.6   Non-Reliance on Agent and Other Class C Purchasers. Each
                      --------------------------------------------------
Class C Purchaser expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Seller, FCNB, the Servicer, the Issuer or the Indenture Trustee shall be deemed to constitute any representation or warranty by the Administrative Agent to any Class C Purchaser. Each Class C Purchaser represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Class C Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Seller, FCNB, the Servicer, the Issuer, First Consumers Master Trust, the Collateral Certificate, the Accounts, the Receivables and the Indenture Trustee and made its own decision to purchase its interest in the Class C Notes hereunder and enter into this Agreement. Each Class C Purchaser also represents that it will, independently and without reliance upon the Administrative Agent or any other Class C Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under any of the Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Seller, FCNB, the Servicer, the Issuer, First Consumers Master Trust, the Collateral Certificate, the Accounts, the Receivables and the Indenture Trustee. Except for notices, reports and other documents received by the Administrative Agent under Section 5 hereof, the Administrative Agent shall have any duty or responsibility to provide any Class C Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Seller, FCNB, the Servicer, the Issuer, First Consumers Master Trust, the Collateral Certificate, the Accounts, the Receivables or the Indenture Trustee which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                7.7   Indemnification. The Purchasers (other than the CP
                      ---------------
Conduits) agree to indemnify the Administrative Agent in its capacity as such (without limiting the obligation (if any) of the Seller, FCNB, the Servicer or the Issuer to reimburse the Administrative Agent for any such amounts), ratably according to their respective Percentage Interests from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including the Class C Note Principal Balance) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Class C Purchaser shall be liable for the payment of any
--------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of the Administrative Agent resulting from its own gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the obligations under this Agreement, including the Class C Note Principal Balance.

                7.8   Agent in its Individual Capacity. The Administrative Agent
                      --------------------------------
and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Seller, FCNB, the Servicer or the Issuer as though the Administrative Agent were not an agent hereunder. In addition, the Class C Purchasers acknowledges that DBNY may act (i) as administrator, sponsor or agent for one or more CP Conduits and in such capacity acts and may continue to act on behalf of each such CP Conduit in connection with its business, and
(ii) as the agent for certain financial institutions under the liquidity and credit enhancement agreements relating to this Agreement to which any one or more CP Conduits is party and in various other capacities relating to the business of any such CP Conduit under various agreements. DBNY, in its capacity as Administrative Agent, shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as the Administrative Agent other than as expressly provided in this Agreement. Any Person which is the Administrative Agent may act as the Administrative Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity.

                7.9   Successor Agent. The Administrative Agent may resign as
                      ---------------
Administrative Agent upon thirty days' notice to the Class C Purchasers, the Indenture Trustee, the Issuer, the Seller and the Servicer with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Administrative Agent pursuant to this Section 7.9. If the Administrative Agent shall resign as Administrative Agent under this Agreement, then the Required Class C Owners shall appoint from among the Class C Purchasers a successor administrative agent. Any successor administrative agent shall succeed to the rights, powers and duties of resigning Administrative Agent, and the term "Administrative Agent" shall mean such successor administrative agent or agent effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                      ARTICLE 8 SECURITIES LAWS; TRANSFERS

                8.1   Transfers of Class C Notes.
                      --------------------------

                (a) Each initial Class C Purchaser shall execute and deliver to the Issuer on the Closing Date an Investment Letter substantially in the form attached hereto as Exhibit B (an "Investment Letter"). Each Class C Owner agrees
                   ---------      -----------------
that the beneficial interest in the Class C Notes purchased by it will be acquired for investment only and not with a view to any public distribution thereof, and that such Class C Owner will not offer to sell or otherwise dispose of any Class C Note acquired by it (or any interest therein) in violation of any of the requirements of the Securities Act or any applicable state or other securities laws. Each Class C Owner acknowledges that it has no right to require the Issuer to register, under the Securities Act of 1933, as amended, or any other securities law, the Class C Notes (or the beneficial interest therein) acquired by it pursuant to this Agreement or any Transfer Supplement. Each Class C Owner hereby confirms and agrees that in connection with any transfer or syndication by it of an interest in the Class C Notes, such Class C Owner has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                (b) Each initial purchaser of a Class C Note or any interest therein and any Assignee thereof or Participant therein shall certify to the Issuer, the Seller, the Servicer, the Indenture Trustee and the Administrative Agent that it is either (i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or
(ii) who is entitled to receive payments under this Agreement and with respect to the Class C Notes without deduction or withholding of any United States federal income taxes and whose ownership of any interest in a Class C Note will not result in any withholding obligation with respect to any payments with respect to the Class C Notes by any Person (other than withholding, if any, under Section 1446 of the Code) and who will furnish to the Issuer, the Seller, the Servicer, the Indenture Trustee, the Administrative Agent and to the Class C Owner making the Transfer the forms described in subsection 2.4(c).

                (c) Any sale, transfer, assignment, participation, pledge, hypothecation or other disposition (a "Transfer") of a Class C Note or any
                                       --------
interest therein may be made only in accordance with this Section 8.1. Any Transfer of an interest in a Class C Note shall be in respect of, at least $5,000,000 in the aggregate. Any Transfer of an interest in a Class C Note otherwise permitted by this Section 8.1 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to the Class C Purchaser's beneficial interest in such Class C Note. No Class C Note or any interest therein may be Transferred by Assignment or Participation to any Person (each, a "Transferee") unless the Transferee is a Permitted Transferee and prior
          ----------
to the transfer the Transferee shall have executed and delivered to the Administrative Agent and the Issuer an Investment Letter.

                      Each of the Seller, FCNB, the Servicer and the Issuer authorizes each Class C Purchaser to disclose to any Transferee and Support Party and any prospective Transferee or Support Party any and all confidential information in the Class C Purchaser's possession concerning this Agreement or the Related Documents or concerning the Accounts, the Receivables or such party which has been delivered to any Class C Purchaser pursuant to this Agreement or the Related Documents (including information obtained pursuant to rights of inspection granted hereunder) or which has been delivered to such Class C Purchaser by or on behalf of the Seller, FCNB, the Servicer or the Issuer in connection with such Class C Purchaser's credit evaluation of First Consumers Master Trust, the Collateral Certificate, the Accounts, the Receivables, the Seller, FCNB, the Servicer or the Issuer prior to becoming a party to, or purchasing an interest in this Agreement or the Class C Notes; provided that prior to any such disclosure, such
                                --------
Transferee or Support Party or prospective Transferee or Support Party shall have entered into a confidentiality agreement substantially in the form of Exhibit C hereto.
---------

                (d) Each Class C Purchaser may, in accordance with applicable law, at any time grant participations in all or part of its interest in the Class C Notes, including the payments due to it under this Agreement and the Related Documents (each, a "Participation"), to any Permitted Transferee (each,
                            -------------
a "Participant"); provided, however, that no Participation shall be granted to
   -----------    --------  -------
any Person unless and until the Administrative Agent shall have consented thereto and the conditions to Transfer specified in this Agreement, including in subsection 8.1(c) hereof, shall have been satisfied and that such Participation consists of a pro rata percentage interest in all payments made with respect to
              --- ----
such Class C Purchaser's beneficial interest (if any) in the Class C Notes. In connection with any such Participation, the Administrative Agent shall maintain a register of each Participant and the amount of each related Participation. Each Class C Purchaser hereby acknowledges and agrees that (A) any such Participation will not alter or affect such Class C Purchaser's direct obligations hereunder, and (B) neither the Indenture Trustee, the Seller, the Issuer nor the Servicer shall have any obligation to have any communication or relationship with any Participant. Each Class C Purchaser and each Participant shall comply with the provisions of subsection 2.4(c) of this Agreement. No Participant shall be entitled to Transfer all or any portion of its Participation, without the prior written consent of the Administrative Agent. Each Participant shall be entitled to receive additional amounts and indemnification pursuant to Sections 2.3, 2.4 and 2.5 hereof as if such Participant were a Class C Purchaser and such Sections applied to its Participation; provided, in the case of Section 2.4, that such Participant has
               --------
complied with the provisions of subsection 2.4(c) hereof as if it were a Class C Purchaser. Each Class C Purchaser shall give the Administrative Agent notice of the consummation of any sale by it of a Participation.

                (e) Each Class C Purchaser may, with the consent of the Administrative Agent and in accordance with applicable law, sell or assign (each, an "Assignment"), to any Permitted Transferee (each, an "Assignee") all
           ----------                                           --------
or any part of its interest in the Class C Notes and its rights and obligations under this Agreement and the Related Documents pursuant to an agreement substantially in the form attached hereto as Exhibit D hereto (a "Transfer
                                             ---------            --------
Supplement"), executed by such Assignee and the Class C Purchaser and delivered
----------
to the Administrative Agent for its acceptance and consent; provided, however,
                                                            --------  -------
that (i) no such assignment or sale shall be effective unless and until the conditions to Transfer specified in this Agreement, including in subsection 8.1(c) hereof, shall have been satisfied, and (ii) in no event shall the consent of the Administrative Agent be required in the case of an assignment by a CP Conduit of its interest in the Class C Notes and its rights and obligations under this Agreement and the Related Documents to any one or more of its Support Parties. From and after the effective date determined pursuant to such Transfer Supplement, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Transfer Supplement, have the rights and obligations of a Class C Purchaser hereunder as set forth therein and (y) the transferor Class C Purchaser shall, to the extent provided in such Transfer Supplement, be released from its obligations under this Agreement; provided,
                                                                   --------
however, that after giving effect to each such Assignment, the obligations
-------
released by any such Class C Purchaser shall have been assumed by an Assignee or Assignees. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Assignee and the resulting adjustment of Percentage Interests arising from the Assignment. Upon its receipt and acceptance of a duly executed Transfer Supplement, the Administrative Agent shall on the effective date determined pursuant thereto give notice of such acceptance to the Seller, the Issuer, the Servicer and the Indenture Trustee.

                Upon instruction to register a transfer of a Class C Purchaser's beneficial interest in the Class C Notes (or portion thereof) and surrender for registration of transfer of such Class C Purchaser's Class C Note(s) (if applicable) and delivery to the Issuer and the Indenture Trustee of an Investment Letter, executed by the registered owner (and the beneficial owner if it is a Person other than the registered owner), and receipt by the Indenture Trustee of a copy of the duly executed related Transfer Supplement and such other documents as may be required under this Agreement, such beneficial interest in the Class C Notes (or portion thereof) shall be transferred in the records of the Indenture Trustee and the Administrative Agent and, if requested by the Assignee, new Class C Notes shall be issued to the Assignee and, if applicable, the transferor Class C Purchaser in amounts reflecting such Transfer as provided in the Indenture. To the extent of any conflict between the provisions of this Section 8.1 and any provisions of Section 2.05 of the Master Indenture applicable to Transfers of Class C Notes (or interests therein), the provisions of this Section 8.1 shall control. Successive registrations of Transfers as aforesaid may be made from time to time as desired, and each such registration of a transfer to a new registered owner shall be noted on the Note Register.

                (f) Each Class C Purchaser may pledge its interest in the Class C Notes to any Federal Reserve Bank as collateral in accordance with applicable law.

                (g) Any Class C Purchaser shall have the option to change its Investing Office, provided that such Class C Purchaser shall have prior to such
                  --------
change in office complied with the provisions of subsection 2.4(c) hereof and provided further that such Class C Purchaser shall not be entitled to any
-------- -------
amounts otherwise payable under Section 2.3 or 2.4 hereof resulting solely from such change in office unless such change in office was mandated by applicable law or by such Class C Purchaser's compliance with the provisions of this Agreement.

                (h) Each Affected Party shall be entitled to receive additional payments and indemnification pursuant to Sections 2.3, 2.4 and 2.5 hereof as though it were a Class C Purchaser and such Section applied to its interest in or commitment to acquire an interest in the Class C Notes; provided that such
                                                           --------
Affected Party shall not be entitled to additional payments pursuant to (i)
Section 2.3 by reason of Regulatory Changes which occurred prior to the date it became an Affected Party or (ii) Section 2.4 attributable to its failure to satisfy the requirements of subsection 2.4(c) as if it were a Class C Purchaser, and provided further, that unless such Affected Party has been consented to by
    -------- -------
the Seller, such Affected Party shall be entitled to receive additional amounts pursuant to Sections 2.3 or 2.4 only to the extent that its related CP Conduit would have been entitled to receive such amounts in the absence of the commitment and Support Advances from such Affected Party.

                (i) Each Affected Party claiming increased amounts described in Sections 2.3 or 2.4 hereof shall furnish, through its related CP Conduit, to the Seller, the Issuer, the Servicer, the Indenture Trustee and the Administrative Agent a certificate setting forth the basis and amount of each request by such Affected Party for any such amounts referred to in Sections 2.3 or 2.4, such certificate to be conclusive with respect to the factual information set forth therein absent manifest error.

                8.2   Tax Characterization. It is the intention of the parties
                      --------------------
hereto that the Class C Notes be treated for tax purposes as indebtedness, and the parties hereto agree to so treat the Class C Notes (to the extent permitted by law).

                             ARTICLE 9 MISCELLANEOUS

                9.1   Amendments and Waivers. This Agreement may not be amended,
                      ----------------------
supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 9.1. With the written consent of the Required Class C Owners, the Administrative Agent, the Issuer, the Seller and the Servicer may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, however, that
                                                       --------  -------
no such amendment, supplement, waiver or modification shall (i) reduce the amount or extend the maturity of any Class C Note or reduce the rate or extend the time of payment of interest thereon, or reduce or alter the timing of any other amount payable to any Class C Owner hereunder or under the Indenture, in each case without the consent of the Class C Owner affected thereby, (ii) amend, modify or waive any provision of this Section 9.1, or, if such amendment would have a material adverse effect on the Class C Purchasers, the definition of "Class C Note Principal Balance", or reduce the percentage specified in the definition of Required Class C Owners, in each case without the written consent of all Class C Owners or (iii) amend, modify or waive any provision of Section 7 of this Agreement without the written consent of the Administrative Agent. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement. No such amendment, supplement, waiver or modification which would have a material, adverse effect on the Class C Purchasers shall be effective unless the Rating Agency Condition shall have been satisfied; it being understood that amendments, supplements, waivers and modifications of the type set forth in
Section 10.1(a) of the Indenture shall not require satisfaction of the Rating Agency Condition. The Servicer shall give the Rating Agencies prior notice of any amendment, supplement, waiver or modification of this Agreement.

                The Administrative Agent may cast any vote or give any consent or direction under the Indenture or other Related Documentation on behalf of the Class C Noteholders Group if it has been directed to do so by the Required Class C Owners.

                9.2   Notices.
                      -------

                (a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail or telecopy notice, when received, addressed as follows or, with respect to an Agent or Class C Purchaser, as set forth on the signature pages hereto or in its respective Transfer Supplement, or to such other address as may be hereafter notified by the respective parties hereto:

     Issuer: First Consumers Credit Card Master Note Trust c/o Bankers Trust Company, as Owner Trustee Four Albany Street--10th Floor
                       New York, NY 10006
                       Attention: Corporate Trust and Agency Services
                       Telephone: 212-250-6323
                       Telecopy: 212-250-6439

                       with separate copies to FCNB.

     Seller:           First Consumers Credit Corporation
                       400 West 9/th/ Street
                       Suite 302D
                       Wilmington, DE 19801
                       Attention: President
                       Telephone: 302-429-7609

                       with separate copies to FCNB.

     FCNB, Servicer:   First Consumers National Bank
                       9300 S. W. Gemini Drive
                       Beaverton, Oregon 97008
                       Attention: President
                       Telephone: 503-520-8200
                       Telecopy: 503-520-0515

                       with a separate copy to:

                       Spiegel, Inc.
                       3500 Lacey Road
                       Downers Grove, IL 60515-5432
                       Attention: Treasurer
                       Telephone: 630-769-3250
                       Telecopy: 630-769-3750

     Indenture Trustee:   The Bank of New York
                          101 Barclay Street, 12th Floor
                          12th Floor, East
                          New York, New York 10286
                          Attention: Corporate Trust Administration
                          Telephone: (212) 815-8195
                          Telecopy: (212) 815-5544

     Administrative       Deutsche Bank AG, New York Branch
       Agent:             31 West 52/nd/ Street
                          New York, New York 10019
                          Attention: Structured Finance
                          Telephone: (212) 469-4987
                          Telefax: (212) 469-5160

          (b) All payments to be made to the Administrative Agent or any Class C Purchaser hereunder shall be made in United States dollars and in immediately available funds not later than 2:00 p.m., New York City time, on the date payment is due, and, unless otherwise specifically provided herein, shall be made to the Administrative Agent, for the account of one or more of the Class C Purchasers or for its own account, as the case may be. Unless otherwise directed by the Administrative Agent, all payments to it shall be made by federal wire to the Administrative Agent, at its account (account number 104636460008; and account name - TTI) maintained at DBNY (ABA #026-003-780), reference FCNB Credit Card Master Note Trust Series 2001-A, with telephone notice (including federal wire number) to the Structured Finance Department of the Administrative Agent (212-469-4653), or such other account as the Administrative Agent may designate in writing to the Issuer. Unless otherwise directed by an Agent or Class C Purchaser, all payments to it shall be made by federal wire to the account specified on the signature pages hereto or in the Transfer Supplement by which it became a party hereto (provided, in the case of an account specified in a Transfer Supplement, that the Administrative Agent, the Seller, the Issuer, the Servicer or the Indenture Trustee, as the case may be, shall have received notice thereof).

          9.3  No Waiver; Cumulative Remedies. No failure to exercise and no
               ------------------------------
delay in exercising, on the part of any party hereto, any right, remedy, power or privilege under any of the Related Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any of the Related Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in the Related Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          9.4  Successors and Assigns. This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the Issuer, the Seller, the Servicer, the Administrative Agent, the Class C Purchasers, any Transferee and their respective successors and permitted assigns, and, to the extent provided herein, to each Indemnitee, Participant and Support Party and their respective successors and assigns; provided that, except as provided in Section 9.5, the Issuer, the Seller and the
                         --------
Servicer may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Required Class C Owners; provided, further, that (i) in connection with any such
                         --------  -------
assignment the assignee shall expressly agree in writing to
assume all the obligations of the Issuer, the Seller or the Servicer, as applicable, hereunder and (ii) no such assignment made without the prior written consent of the Required Class C Owners shall relieve the Issuer, the Seller or the Servicer, as applicable, of any of its obligations hereunder and provided
                                                                     --------
further that no assignment permitted hereunder shall relieve the Issuer, the
-------
Seller or the Servicer, as applicable, from any obligations arising hereunder prior to such assignment (including obligations with respect to breaches of representations and warranties made herein).

          9.5  Successors to Servicer. In the event that a transfer of servicing
               ----------------------
occurs under Section 7.2 of the Transfer and Servicing Agreement, (i) from and after the effective date of such transfer, the Successor Servicer shall be the successor in all respects to the Servicer and shall be responsible for the performance of all functions to be performed by the Servicer from and after such date, except as provided in the Transfer and Servicing Agreement, and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer, and (ii) as of the date of such transfer, the Successor Servicer shall be deemed to have made with respect to itself the representations and warranties made in Section 4.2 hereof (in the case of subsection 4.2(a) with appropriate factual changes); provided, however, that the references to the Servicer
                  --------  -------
contained in Section 5.1 of this Agreement shall be deemed to refer to the Servicer with respect to responsibilities, duties and liabilities arising out of an act or acts, or omission, or an event or events giving rise to such responsibilities, duties and liabilities and occurring during such time that the Servicer was Servicer under this Agreement and shall be deemed to refer to the Successor Servicer with respect to responsibilities, duties and liabilities arising out of an act or acts, or omission, or an event or events giving rise to such responsibilities, duties and liabilities and occurring during such time that the Successor Servicer acts as Servicer under this Agreement; provided,
                                                                   --------
however, to the extent that an obligation to indemnify Indemnitees under Section
-------
2.5 hereof arises as a result of any act or failure to act of any Successor Servicer in the performance of servicing obligations under the Transfer and Servicing Agreement, such indemnification obligation shall be of the Successor Servicer and not its predecessor.

          9.6  Counterparts. This Agreement may be executed by one or more of
               ------------
the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          9.7  Severability. Any provisions of this Agreement which are
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

          9.8  Integration. This Agreement, the Supplemental Spread Account
               -----------
Letter and the Supplemental Fee Letter represent the agreement of the Seller, the Issuer, FCNB (as Servicer), the Administrative Agent and the Class C Purchasers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to subject matter hereof not expressly set forth or referred to herein or therein or in the Related Documents.

          9.9  Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
               -------------
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PROVISIONS.

          9.10 Jurisdiction; Consent to Service of Process. Each of the parties
               -------------------------------------------
hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court in New York County or federal court of the United States of America for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment arising out of or relating to this Agreement; (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, federal court; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; (iv) consents that any such action or proceeding may be brought in such courts and waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any such court and any objection it may now or hereafter have that such action or proceeding was brought in an inconvenient court, and agrees not to plead or claim the same; (v) consents to service of process in the manner provided for notices in Section 9.2 of this Agreement (provided that, nothing in
                                                       -------- ----
this Indenture shall affect the right of any such party to serve process in any other manner permitted by law); and (vi) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such action or proceeding any special, exemplary, punitive or consequential damages.

          9.11 Termination. This Agreement shall remain in full force and effect
               -----------
until the earlier to occur of (a) payment in full of the Class C Note Principal Balance and all other amounts payable to the Class C Purchasers and the Administrative Agent hereunder and the termination of all Commitments and (b) the Series 2001-A Final Maturity Date; provided, that the provisions of Sections
                                       --------
2.3, 2.4, 2.5, 6.1, 6.2, 7.7, 8.2, 9.10, 9.12 and 9.14 shall survive termination of this Agreement and any amounts payable to the Administrative Agent, Class C Purchasers or any Affected Party thereunder shall remain payable thereto.

          9.12 Limited Recourse; No Proceedings.
               --------------------------------

          (a) The obligations of the Seller, the Issuer and FCNB under this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Seller, the Issuer in connection herewith are solely the corporate obligations of the Seller, the Issuer and FCNB. Except as expressly provided for in the Trust Agreement, no recourse shall be had for the payment of any fee or any other obligations or claim arising out of or based upon this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Seller, the Issuer or FCNB in connection herewith against any holder of a Trust Certificate, employee, officer, director, incorporator, agent or trustee of the Seller, the Issuer, FCNB or any Affiliate of the Seller, the Issuer or FCNB.

          (b)  It is expressly understood and agreed by the parties hereto that
(i) this Agreement is executed and delivered by Bankers Trust Company, not individually or personally but solely as the Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Bankers Trust Company but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on Bankers Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the such parties and (iv) under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the other Transaction Documents.

          (c) The Administrative Agent and each Class C Purchaser covenants and agrees that it shall not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          (d) Each of the Issuer, the Seller, the Servicer, the Administrative Agent, and each Class C Purchaser hereby agrees that it shall not institute or join against any CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note, medium term note or other debt security issued by such CP Conduit is paid.

          (e) Each of the Issuer, the Servicer, the Administrative Agent and each Class C Purchaser covenants and agrees that it shall not institute against, or join any other Person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          9.13 Survival of Representations and Warranties. All representations
               ------------------------------------------
and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the purchase of the Class C Notes hereunder and the termination of this Agreement.

          9.14 Waiver of Jury Trial. EACH OF THE ISSUER, THE SELLER, THE
               --------------------
SERVICER, THE ADMINISTRATIVE AGENT, AND THE CLASS C PURCHASERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE CLASS C NOTEHOLDERS' INTEREST OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE ISSUER, THE SELLER, THE SERVICER, THE ADMINISTRATIVE AGENT, AND THE CLASS C PURCHASERS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT AND FOR CLASS C PURCHASERS PURCHASING AN INTEREST IN THE CLASS C NOTEHOLDERS' INTEREST DESCRIBED HEREIN AND THE ADMINISTRATIVE AGENT AGREEING TO ACT AS SUCH HEREUNDER.

          9.15 Ongoing Obligations of FCNB All obligations of FCNB , as Seller,
               ---------------------------
made in the Existing Purchase Agreement with respect to any date prior to the date of this Agreement, shall remain in full force and effect. On and after the date of this Agreement, FCNB shall be relieved of all of its obligations as Seller under the Existing Purchase Agreement, other than obligations arising under the Existing Purchase Agreement prior to the date of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Class C Note Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                               FIRST CONSUMERS CREDIT CARD MASTER NOTE
                                 TRUST

                               By: Bankers Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement dated as of March 1, 2001


                               By: /s/ Eileen M. Hughes
                                   ----------------------------------------
                                  Name: Eileen M. Hughes
                                  Title: Vice President

                               FIRST CONSUMERS NATIONAL BANK, as Servicer


                               By: /s/ John R. Steele
                                   ----------------------------------------
                                  Name: John R. Steele
                                  Title: Treasurer

                               FIRST CONSUMERS CREDIT CORPORATION, as Seller


                               By: /s/ John R. Steele
                                   ----------------------------------------
                                  Name: John R. Steele
                                  Title: Treasurer

                               DEUTSCHE BANK AG, NEW YORK BRANCH,
                                  as Administrative Agent


                               By: /s/ Robert Lopez
                                   ----------------------------------------
                                  Name: Robert Lopez
                                  Title: Vice President


                               By: /s/ Joy Margolies
                                   ----------------------------------------
                                  Name: Joy Margolies
                                  Title: Vice President

                             Address for Notices:

                             31 West 52nd Street
                             New York, New York 10019
                             Attention: Structured Finance
                             Department/Securitization
                             Facsimile No.:  (212) 469-7185

                             GEMINI SECURITIZATION CORP.
                             (formerly known as Twin Towers Inc.),

                             as Class C Purchaser

Commitment:  $36,000,000     By:_______________________________________
                                        Name:
                                        Title:

                             Address for Notices and Investing Office:

                             P.O. Box 4024
                             Boston, Massachusetts 02101
                             Attention: R. Douglas Donaldson
                             Facsimile No.: (617) 951-7050

                             Payment Instructions:

                             Deutsche Bank AG, New York Branch
                             Account number 104636460008
                             Account name - TTI
                             ABA #026-003-780)
                             Reference FCNB Master Note Business Trust Series 2001-A
                             Telephone notice (including federal wire number) to the Structured Finance Department (212-469-4653)

                                                                       EXHIBIT B
                                                                       ---------

                            FORM OF INVESTMENT LETTER
                            -------------------------

                                             [Date]


First Consumers Credit Card Master Note Trust
c/o Bankers Trust Company, as Owner Trustee
Four Albany Street, 10/th/ Floor
New York, NY 10006
Attention: Corporate Trust and Agency Services

[Name and address of Administrative Agent]

         Re       First Consumers Credit Card Master Note Trust
                  Class C Series 2001-A Floating Rate Asset Backed Notes
                  ------------------------------------------------------

Ladies and Gentlemen:

                  This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to subsection 8.1(a) of the Amended and Restated Class C Note Purchase Agreement dated as of December 31, 2001 (as in effect, the "Note Purchase Agreement"), among First Consumers Credit Card Master Note Trust, First Consumers Credit Corporation, First Consumers National Bank, the Class C Purchasers parties thereto and Deutsche Bank AG, New York Branch, as Administrative Agent. Capitalized terms used herein without definition shall have the meanings set forth in the Note Purchase Agreement. The Purchaser represents to and agrees with the Issuer as follows:

                  (a) The Purchaser is authorized [to enter into the Note Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby] [to purchase a participation in obligations under the Note Purchase Agreement].

                  (b) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class C Notes and is able to bear the economic risk of such investment. The Purchaser has been afforded the opportunity to ask such questions as it deems necessary to make an investment decision, and has received all information it has requested in connection with making such investment decision. The Purchaser has, independently and without reliance upon the Administrative Agent or any other Class C Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Accounts, the Receivables, First Consumers Master Trust, the Collateral Certificate, the Issuer, the Seller, the Servicer, and the Indenture Trustee and made its own decision to purchase its interest in the Class C Notes, and will, independently and without reliance upon the Administrative Agent or any other Class C

         Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under the Note Purchase Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Accounts, the Receivables, First Consumers Master Trust, the Collateral Certificate, the Issuer, the Seller, the Servicer and the Indenture Trustee.

                  (c) The Purchaser is an "accredited investor", as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Class C Notes has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Class C Notes has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

                  (d) The Purchaser is acquiring an interest in Class C Notes without a view to any distribution, resale or other transfer thereof except, with respect to any Class C Purchaser Interest or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Class C Purchaser Interest, except in accordance with Section 8.1 of the Note Purchase Agreement and (i) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws; (ii) to the Issuer or any affiliate of the Issuer; or (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Class C Notes or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

                  (e) The Purchaser agrees (for the benefit of the Administrative Agent, the Issuer, the Indenture Trustee, the Seller, the servicer and the Class C Noteholders) to provide those forms required to be provided by subsections 2.4(c) of the Note Purchase Agreement at the time and in the manner described therein, and to comply with all applicable U.S. laws and regulations with regard to the related withholding tax exemptions. The Purchaser further certifies, represents and warrants that unless the Seller has otherwise consented, as of the date hereof, the Purchaser is entitled to receive payments under the Note Purchase Agreement and with respect to the Class C Notes without deduction of withholding of any United States federal income taxes and it is entitled to an exemption from United States backup withholding tax.

                  (f) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.

                                                    Very truly yours,

                                                    [NAME OF PURCHASER]


                                                    By:_________________________
                                                       Name:
                                                       Title:

cc:  First Consumers National Bank, as Administrator

                                                                       EXHIBIT C
                                                                       ---------

                        FORM OF CONFIDENTIALITY AGREEMENT

                                     [date]


[Name and address]
Attention:

Ladies and Gentlemen:

         First Consumers National Bank (the "Company") will be providing information to you in connection with a transaction (the "Transaction") to which the Company will be a party; and in connection therewith you have requested that the Company furnish or otherwise make available to you certain information concerning the Company. As a condition to our furnishing such information to you, we are requiring that you agree, as set forth below, to treat confidentially such information and any other information that the Company, its agents or its representatives (including attorneys and financial advisors) furnishes to you or your partners, officers, directors, employees, attorneys, accountants, agents, advisors, affiliates or representatives of your agents or advisors (all of the foregoing collectively referred to as "your Representatives"), whether furnished before or after the date of this Agreement, and all notes, analyses, compilations, studies or other documents, whether prepared by you or others, which contain, is derived from, or otherwise reflect such information (all of such information collectively referred to as the "Confidential Information").

         The term "Confidential Information" does not include information which
(i) becomes generally available to the public other than as a result of a disclosure by you or your Representatives, or (ii) was available to you on a non-confidential basis prior to its disclosure to you by the Company, its representatives or its agents, or (iii) becomes available to you on a non-confidential basis from a source other than the Company, its representatives or its agents, provided that such source is not bound by a confidentiality agreement with the Company or otherwise prohibited from transmitting the information to you or your Representatives by a contractual, legal or fiduciary obligation, or (iv) has been independently developed by you without use of any information furnished by the Company.

         It is understood that you may disclose any of the Confidential Information to those of your Representatives who require such material for the purpose of evaluating, or providing advice to you with respect to the Transaction and the defense, protection and enforcement of your rights and remedies in the agreements related to the Transaction and otherwise as provided by law (provided that such Representatives shall be informed by you of the confidential nature of the Confidential Information). You agree that the Confidential Information will be kept confidential by you and your Representatives and, except with the specific prior written consent of the Company or as expressly otherwise permitted by the terms hereof, will not be disclosed by you or your Representatives, except to any person which has executed a confidentiality agreement in form and substance similar to this Agreement (and to the Representatives of such person). You further agree that you and your Representatives will not use any of the Confidential Information for any reason or purpose other than to evaluate the Transaction and to defend, protect and enforce your rights and remedies thereunder.

         The obligations of confidentiality and nondisclosure contained herein shall not apply to the extent disclosure of the Confidential Information is required by law or is requested by any regulatory authority or, solely with respect to any Transaction documents, any rating agency; provided, however, in any case in which the disclosure is so required or requested, you shall disclose only that portion of the Confidential Information required or requested to be disclosed. The term "person" as used in this Agreement shall be broadly interpreted to include without limitation any corporation, company, partnership and individual.

         The obligations of confidentiality and nondisclosure contained herein shall not apply in the event that you or any of your Representations are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, provided it is agreed that you or such Representative, as the case may be, will provide the Company with notice of such request for disclosure as may be legally permissible and reasonably practicable under the circumstances so that the Company may seek an appropriate protective order or other appropriate remedy and/or waive your or such Representative's compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that the Company grants a waiver hereunder, you or such Representative may furnish that portion (and only that portion) of the Confidential Information which you are legally compelled to disclose or which has been waived; provided, however, you may disclose any Confidential Information under circumstances where you reasonably believe that the failure to disclose such information could have a material adverse effect on your business or condition (financial or otherwise).

         Although you understand that the Company has endeavored to include in the Confidential Information known to it which it believes to be relevant for the purpose of the Transaction, you further understand that neither the Company nor its agents or its representatives makes any representation or warranty as to the accuracy or completeness of the Confidential Information except such as is made to you or your affiliates in definitive written documentation related to the Transaction, subject to such limitations and restrictions as may be specified therein. You agree that neither the Company nor its agents or its representatives shall have any liability to you or any of your Representatives resulting from the use of the Confidential Information by you or such Representatives other than in connection with such documentation. The agreements set forth in this Agreement may be modified or waived only by a separate writing signed by the Company and you expressly so modifying or waiving such agreements.

         You hereby agree to be responsible for any damage, loss, cost or liability directly arising out of a breach by you or your Representatives of this Agreement. You also acknowledge that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by you or your Representatives and that any such breach would cause the Company irreparable harm. Accordingly, you also agree that in the event of any breach or threatened breach of this Agreement, the Company, in addition to any other remedies at law or in equity it may have, shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

         It is understood and agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

         The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

         This Agreement and the rights and obligations of the parties set forth herein shall be governed by the laws of the State of New York.

         [Applicable to CP Conduit: The Company hereby agrees that it shall not institute or join against any you any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note, medium term note or other debt security issued by you is paid. The Company further agrees that any of your monetary obligations arising under this letter are payable only to the extent you have excess funds available for the payment thereof after repayment of your commercial paper notes, liquidity loans and other senior debt, and otherwise shall not constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against you. No recourse shall be had for the payment of any amount owing hereunder or any other obligation of, or claim against, you arising out of or based upon this letter, against any of your stockholders, employees, officers, agents, directors or incorporators or any affiliate thereof.]

         If you are in agreement with the foregoing, please sign and return one copy of this Agreement, which thereupon will constitute our agreement with respect to the subject matter hereof.

                          Very truly yours,

                          FIRST CONSUMERS NATIONAL BANK

                          By:  _________________________________________
                               Name:
                               Title:

Confirmed and agreed to as of
the date first above written:

[______________________________]



By: __________________
    Name:
    Title:

                                                                       EXHIBIT D
                                                                       ---------

                           FORM OF TRANSFER SUPPLEMENT

            TRANSFER SUPPLEMENT, dated as of the date set forth in Item 1 of
Schedule I hereto, between the Seller Class C Purchaser set forth in Item 2 of
Schedule I hereto (the "Seller Class C Purchaser"), and the Purchasing Class C
                        ------------------------
Purchaser set forth in Item 3 of Schedule I hereto (the "Purchasing Class C
                                                         ------------------
Purchaser").
---------

                              W I T N E S S E T H:

            WHEREAS, this Supplement is being executed and delivered in accordance with subsection 8.1(e) of the Amended and Restated Class C Note Purchase Agreement, dated as of December 31, 2001, among First Consumers Credit Card Master Note Trust, First Consumers Credit Corporation, First Consumers National Bank, the Class C Purchasers parties thereto and Deutsche Bank AG, New York Branch, as Administrative Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Note Purchase
                                                                 -------------
Agreement"; unless otherwise defined herein, terms defined in the Note Purchase
---------
Agreement are used herein as therein defined);

            WHEREAS, the Purchasing Class C Purchaser (if it is not already a Class C Purchaser party to the Note Purchase Agreement) wishes to become a Class C Purchaser party to the Note Purchase Agreement and the Purchasing Class C Purchaser wishes to acquire and assume from the Seller Class C Purchaser, certain of the rights, obligations and commitments under the Note Purchase Agreement; and

            WHEREAS, the Seller Class C Purchaser wishes to sell and assign to the Purchasing Class C Purchaser, certain of its rights and obligations under the Note Purchase Agreement.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            (a) Upon receipt by the Administrative Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Seller Class C Purchaser, the Purchasing Class C Purchaser and the Administrative Agent, the Administrative Agent will transmit to the Servicer, the Issuer, the Seller, the Indenture Trustee, the Seller Class C Purchaser and the Purchasing Class C Purchaser a Transfer Effective Notice, substantially in the form of Schedule III to this Supplement (a "Transfer Effective Notice"). Such Transfer Effective
                       -------------------------
Notice shall be executed by the Administrative Agent and shall set forth, inter
                                                                          -----
alia, the date on which the transfer effected by this Supplement shall become
----
effective (the "Transfer Effective Date"). From and after the Transfer Effective
                -----------------------
Date the Purchasing Class C Purchaser shall be a Class C Purchaser party to the Note Purchase Agreement for all purposes.

            (b) At or before 12:00 Noon, local time of the Seller Class C Purchaser, on the Transfer Effective Date, the Purchasing Class C Purchaser shall pay to the Seller Class C

Purchaser, in immediately available funds, an amount equal to the purchase price, as agreed between the Seller Class C Purchaser and such Purchasing Class C Purchaser (the "Purchase Price"), of the portion set forth on Schedule II
                  --------------
hereto being purchased by such Purchasing Class C Purchaser of the outstanding Class C Note Principal Balance under the Class C Note owned by the Seller Class C Purchaser (such Purchasing Class C Purchaser's "Purchaser Percentage") and
                                                  --------------------
other amounts owing to the Seller Class C Purchaser under the Note Purchase Agreement or otherwise in respect of the Class C Notes. Effective upon receipt by the Seller Class C Purchaser of the Purchase Price from the Purchasing Class C Purchaser, the Seller Class C Purchaser hereby irrevocably sells, assigns and transfers to the Purchasing Class C Purchaser, without recourse, representation or warranty, and the Purchasing Class C Purchaser hereby irrevocably purchases, takes and assumes from the Seller Class C Purchaser, the Purchasing Class C Purchaser's Purchaser Percentage of (i) the presently outstanding Class C Note Principal Balance under the Class C Notes owned by the Seller Class C Purchaser and other amounts owing to the Seller Class C Purchaser in respect of the Class C Notes, together with all instruments, documents and collateral security pertaining thereto, and (ii) the Purchasing Class C Purchaser's Purchaser Percentage of the Purchaser Percentage of the Seller Class C Purchaser and the other rights and duties of the Seller Class C Purchaser under the Note Purchase Agreement. This Supplement is intended by the parties hereto to effect a purchase by the Purchasing Class C Purchaser and sale by the Seller Class C Purchaser of interests in the Class C Notes, and it is not to be construed as a loan or a commitment to make a loan by the Purchasing Class C Purchaser to the Seller Class C Purchaser. The Seller Class C Purchaser hereby confirms that the amount of the Class C Note Principal Balance is $____________ and its Percentage Interest thereof is ___%, which equals $______________ as of __________, 200_.
Upon and after the Transfer Effective Date (until further modified in accordance with the Note Purchase Agreement), the Purchaser Percentage of the Seller Class C Purchaser and the Purchasing Class C Purchaser shall be as set forth in
Schedule II to this Supplement.

            (c) The Seller Class C Purchaser has made arrangements with the Purchasing Class C Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Seller Class C Purchaser to the Purchasing Class C Purchaser of any fees heretofore received by the Seller Class C Purchaser pursuant to the Note Purchase Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by the Purchasing Class C Purchaser to the Seller Class C Purchaser of fees or interest received by the Purchasing Class C Purchaser pursuant to the Note Purchase Agreement or otherwise in respect of the Class C Notes from and after the Transfer Effective Date.

            (d) (i) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Seller Class C Purchaser in respect of the Class C Notes shall, instead, be payable to or for the account of the Seller Class C Purchaser and the Purchasing Class C Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement.

                  (ii) All interest, fees and other amounts that would otherwise accrue for the account of the Seller Class C Purchaser from and after the Transfer Effective Date pursuant to the Note Purchase Agreement or in respect of the Class C Notes shall, instead, accrue for the account of, and be payable to or for the account of, the Seller Class C Purchaser and the Purchasing Class C Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by the Purchasing Class C Purchaser, the Seller Class C Purchaser and the Purchasing Class C Purchaser will make appropriate arrangements for payment by the Seller Class C Purchaser to the Purchasing Class C Purchaser of such amount upon receipt thereof from the Administrative Agent.

            (e) Concurrently with the execution and delivery hereof, the Purchasing Class C Purchaser will deliver to the Administrative Agent and the Issuer an executed Investment Letter in the form of Exhibit A to the Note Purchase Agreement and the forms, if any, required by subsection 2.4(c) of the Note Purchase Agreement.

            (f) Each of the parties to this Supplement agrees and acknowledges that (i) at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement, and (ii) the Administrative Agent shall apply each payment made to it under the Note Purchase Agreement, whether in its individual capacity or as Administrative Agent, in accordance with the provisions of the Note Purchase Agreement, as appropriate.

           (g)   By executing and delivering this Supplement, the Seller
Class C Purchaser and the Purchasing Class C Purchaser confirm to and agree with each other, the Administrative Agent and the Class C Purchasers as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Seller Class C Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Note Purchase Agreement or the Related Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Purchase Agreement or any other instrument or document furnished pursuant thereto; (ii) the Seller Class C Purchaser makes no representation or warranty and assumes no responsibility with respect to the Trust, the financial condition of the Receivables, the Accounts, First Consumers Master Trust, the Collateral Certificate, the Seller, the Issuer, FCNB or the Indenture Trustee, or the performance or observance by the Seller, the Issuer, FCNB or the Indenture Trustee of any of their respective obligations under the Note Purchase Agreement or any Related Document or any other instrument or document furnished pursuant hereto; (iii) each Purchasing Class C Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iv) each Purchasing Class C Purchaser will, independently and without reliance upon the Administrative Agent, the Seller Class C Purchaser or any other Class C Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Purchase Agreement or the Related Documents; (v) the Purchasing Class C Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement and the Related Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 7 of the Note Purchase Agreement; and (vi) each Purchasing Class C Purchaser agrees (for the benefit of the Seller Class C Purchaser, the Administrative Agent, the

Class C Purchasers, the Indenture Trustee, the Servicer, the Seller and the Issuer) that it will perform in accordance with their terms all of the obligations which by the terms of the Note Purchase Agreement are required to be performed by it as a Class C Purchaser.

            (h) Schedule II hereto sets forth the revised Purchaser Percentage of the Seller Class C Purchaser and the Purchaser Percentage of the Purchasing Class C Purchaser, as applicable, and the initial Investing Office of the Purchasing Class C Purchaser, as well as administrative information with respect to the Purchasing Class C Purchaser.

            (i) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                                   SCHEDULE I TO
                                                             TRANSFER SUPPLEMENT
                                                             -------------------

                          COMPLETION OF INFORMATION AND
                       SIGNATURES FOR TRANSFER SUPPLEMENT

        Re: Amended and Restated Class C Note Purchase Agreement, dated as of December 31, 2001, among First Consumers Credit Card Master Note Trust, First Consumers Credit Corporation, First Consumers National Bank, the Class C Purchasers parties thereto and Deutsche Bank AG, New York Branch, as Administrative Agent

Item 1:    Date of Transfer Supplement:

Item 2:    Seller Class C Purchaser:

Item 3:    Purchasing Class C Purchaser:

Item 4:    Signatures of Parties to Agreement:


                                          ______________________________________
                                          as Seller Class C Purchaser


                                          By:___________________________________
                                             Name:
                                             Title:


                                          By:___________________________________
                                             Name:
                                             Title:


                                          as Purchasing Class C Purchaser


                                          By:___________________________________
                                             Name:
                                             Title:


                                          By:___________________________________
                                             Name:
                                             Title:

CONSENTED TO AND ACCEPTED BY:

[If applicable:]

DEUTSCHE BANK AG,
 NEW YORK BRANCH, as Administrative Agent


By:_______________________________
   Name:
   Title:


By:_______________________________
   Name:
   Title:

                                                                  SCHEDULE II TO
                                                             TRANSFER SUPPLEMENT
                                                             -------------------

                      LIST OF INVESTING OFFICES, ADDRESSES
                       FOR NOTICES, ASSIGNED INTERESTS AND
                       PURCHASE AND COMMITMENT PERCENTAGES
                       -----------------------------------

[Seller Class C Purchaser]

A.       Type of Purchaser:         CP Conduit:             Yes/No

B.       Purchaser Percentage:

         Seller Class C Purchaser Purchaser Percentage

         Prior to Sale:                                                             _____%

         Purchaser Percentage Sold:                                                 _____%

         Purchaser Percentage Retained:                                             _____%

C.       Class C Note Principal Balance:
         ------------------------------

         Seller Class C Purchaser

         Class C Note Principal Balance Prior to Sale:                           $________

         Class C Note Principal Balance Sold:                                    $________

         Class C Note Principal Balance Retained:                                $________

[Purchasing Class C Purchaser]
 ----------------------------

A.       Type of Purchaser:         CP Conduit:             Yes/No

B.       Purchaser Percentage:
         --------------------

         Transferee Class C Purchaser Purchaser Percentage

         After Sale:                                                                _____%

C.       Class C Note Principal Balance:

         Transferee Class C Purchaser

         Class C Note Principal Balance After Sale:                              $________

Address for Notices:
-------------------


Investing Office:
----------------

                                                                 SCHEDULE III TO
                                                             TRANSFER SUPPLEMENT
                                                             -------------------

                                     Form of
                            Transfer Effective Notice
                            -------------------------

To:    [Name and address of Issuer, Seller,
       Servicer, Indenture Trustee, Administrative
       Agent, Seller Class C Purchaser and
       Purchasing Class C Purchaser]

             The undersigned, as Administrative Agent under the Amended and Restated Class C Note Purchase Agreement, dated as of December 31, 2001, among First Consumers Credit Card Master Note Trust, First Consumers Credit Corporation, First Consumers National Bank, the Class C Purchasers and Deutsche Bank AG, New York Branch, as Administrative Agent, acknowledges receipt of five executed counterparts of a completed Transfer Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

             Pursuant to such Supplement, you are advised that the Transfer Effective Date will be _____________, ____.

                                        Very truly yours,

                                        [NAME OF AGENT], as Administrative Agent


                                        By:_____________________________
                                              Name:
                                              Title:


                                        By:_____________________________
                                              Name:
                                              Title:

                                      -1-